                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-54776


                          THE EQUITABLE LIFE ASSURANCE
                   SOCIETY OF THE UNITED STATES ("EQUITABLE")

                           EQ ADVISORS TRUST ("TRUST")

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                      T. ROWE PRICE EQUITY INCOME PORTFOLIO
                          SCHEDULED FOR APRIL 23, 2001

Dear Equitable Client:


     The net premiums or contributions you paid under your Equitable variable life insurance policy or variable annuity contract or certificate ("Contract") have been allocated at your direction to the investment divisions of a separate account or accounts of Equitable ("Separate Accounts"). The Separate Account divisions invest in corresponding Portfolios of the Trust. As an owner of a Contract ("Contractowner") of record at the close of business on January 22, 2001 ("Record Date") with premiums or contributions allocated to the T. Rowe Price Equity Income Portfolio ("Price Portfolio"), you are entitled to instruct Equitable as the sole shareholder of record of all of the shares issued by the Price Portfolio that are held in investment divisions of each Separate Account, as to how it should vote on certain proposals to be considered at a Special Meeting of Shareholders of the Price Portfolio of the Trust ("Special Meeting").

     The Special Meeting is scheduled to be held on April 23, 2001 at 10:00 a.m., local time, at 1290 Avenue of the Americas, New York, New York 10104. Contractowners will be asked, as appropriate, to provide Equitable with voting instructions on the following proposals:

           1. Approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the Price Portfolio by the Trust's EQ/Bernstein Diversified Value Portfolio ("Bernstein Portfolio") and the assumption of all liabilities of the Price Portfolio by the Bernstein Portfolio in exchange for shares of the Bernstein Portfolio and the subsequent liquidation of the Price Portfolio;

           2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

     You are urged to read both the Information Statement of Equitable and the Proxy Statement/Prospectus of the Trust, attached to this notice prior to completing your ballot.


IT IS VERY IMPORTANT THAT YOUR CONTRACT BE REPRESENTED. PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED BALLOT; THEN, SIGN, DATE AND MAIL IT IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL HELP AVOID THE UNNECESSARY EXPENSE OF A FURTHER SOLICITATION OF VOTING INSTRUCTIONS. YOU ALSO MAY PROVIDE VOTING INSTRUCTIONS BY PHONE, TOLL-FREE, AT 1-888-695-3037, OR BY INTERNET AT OUR WEBSITE AT WWW.PROXYWEB.COM.

                                         Pauline Sherman, Secretary of Equitable

                                          Patricia Louie, Secretary of the Trust

New York, New York
March 16, 2001

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                              INFORMATION STATEMENT
                       REGARDING A SPECIAL MEETING OF THE
                    SHAREHOLDERS OF THE T. ROWE PRICE EQUITY
                      INCOME PORTFOLIO OF EQ ADVISORS TRUST
                          TO BE HELD ON APRIL 23, 2001

                                 MARCH 16, 2001

                                     GENERAL

     This Information Statement is furnished by The Equitable Life Assurance Society of the United States ("Equitable"), a New York stock life insurance company, to owners of its variable life insurance policies and variable annuity contracts or certificates ("Contractowners") who had net premiums allocated to the investment divisions of certain of Equitable's separate accounts ("Separate Accounts") on January 22, 2001 ("Record Date"). The assets in each investment division of the Separate Accounts are invested in shares of corresponding separate series ("Portfolios") of EQ Advisors Trust, a registered investment company ("Trust"). The T. Rowe Price Equity Income Portfolio ("Price Portfolio") and the EQ/Bernstein Diversified Value Portfolio ("Bernstein Portfolio") are two of those separate Portfolios.

     Equitable is required to offer Contractowners the opportunity to instruct Equitable, as the owner of all the shares of the Price Portfolio held by the Separate Accounts, as to how it should vote on the proposal to be considered at the Special Meeting of Shareholders of the Price Portfolio of the Trust referred to in the preceding Notice and at any adjournments ("Special Meeting"). The proposal to be considered at the Special Meeting is discussed in the Trust's Proxy Statement/Prospectus, which is enclosed. Contractowners are urged to read the Proxy Statement/Prospectus prior to completing the ballot.

     Equitable is a wholly-owned subsidiary of AXA Financial, Inc., itself a wholly-owned subsidiary of AXA, a French insurance holding company. The principal executive offices of AXA Financial, Inc. and Equitable are located at 1290 Avenue of the Americas, New York, New York 10104.

     This Information Statement and the accompanying ballot are being mailed to Contractowners on or about March 16, 2001.

                            HOW TO INSTRUCT EQUITABLE

     To instruct Equitable as to how to vote the shares of the Price Portfolio ("Shares") held in the investment divisions of the Separate Accounts, Contractowners are asked to promptly mark their voting instructions on the enclosed ballot; then sign, date and mail it in the accompanying postage-paid envelope. Contractowners also may provide voting instructions by phone, toll-free, at 1-888-695-3037, or by Internet at our website at www.proxyweb.com.

IF A BALLOT IS NOT MARKED TO INDICATE VOTING INSTRUCTIONS BUT IS SIGNED, DATED AND RETURNED, IT WILL BE TREATED AS AN INSTRUCTION TO VOTE, AS APPROPRIATE, THE SHARES IN FAVOR OF THE PROPOSAL.

     The number of Shares held in the investment division of each Separate Account corresponding to the Price Portfolio for which a Contractowner may provide voting instructions was determined as of the Record Date by dividing
(i) a contract's Account Value (minus any contract indebtedness) allocable to that investment division of each Separate Account by (ii) the net asset value of one share of the Price Portfolio. At any time prior to Equitable's voting at the Special Meeting of the Shares held in the investment division of each Separate Account corresponding to the Price Portfolio, a Contractowner may revoke his or her ballot with respect to that investment division by written notice, or proper telephone or Internet instructions to the Secretary of Equitable or by properly executing a later-dated ballot, or properly providing later telephone or Internet instructions.

                             HOW EQUITABLE WILL VOTE

     Equitable will vote the shares for which Equitable receives timely voting instructions from Contractowners in accordance with those instructions. Equitable will vote shares attributable to contracts for which Equitable is the Contractowner for the proposal. Shares in each investment division of a Separate Account for which Equitable receives no timely voting instructions from Contractowners, or which are attributable to amounts retained by Equitable as surplus or seed money, will be voted by Equitable either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractowners (other than Equitable) have provided voting instructions to Equitable.

     In addition, Equitable is the fiduciary of The Equitable Investment Plan for Employees, Managers, and Agents ("Equitable Plan"). The Equitable Plan holds Shares of the Price Portfolio. Equitable, in its capacity as the Equitable Plan fiduciary, will vote the Shares of the Price Portfolio held by the Equitable Plan in favor of the proposal.

                                  OTHER MATTERS

     Equitable is not aware of any matters, other than the specified proposal, to be acted on at the Special Meeting. If any other matters come before the Special Meeting, Equitable will vote the Shares upon such matters in its discretion. Ballots may be solicited by employees of Equitable and its subsidiaries as well as officers and agents of the Trust. Shareholder Communications Corporation has been retained to assist with solicitation activities (including assembly and mailing of materials to Shareholders and Contractowners). The principal solicitation will be by mail but voting instructions may also be solicited by telephone, personal interview or the Internet.

     If the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those voting instructions which have been voted in favor of the proposal and will vote against any such adjournment those voting instructions which have been voted against the proposal.

                                        Pauline Sherman, Secretary of Equitable


PLEASE PROMPTLY MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED BALLOT; THEN SIGN, DATE AND MAIL IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU MAY ALSO PROVIDE YOUR VOTING INSTRUCTIONS BY TELEPHONE, TOLL-FREE, AT 1-888-695-3037 OR BY INTERNET AT OUR WEBSITE AT WWW.PROXYWEB.COM. IT IS IMPORTANT THAT YOUR POLICY, CONTRACT OR CERTIFICATE BE REPRESENTED.

                           PROXY STATEMENT/PROSPECTUS
                              OF EQ ADVISORS TRUST

   SPECIAL MEETING OF SHAREHOLDERS OF T. ROWE PRICE EQUITY INCOME PORTFOLIO OF
                                EQ ADVISORS TRUST
                                  SCHEDULED FOR

                                 APRIL 23, 2001
                                TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
INTRODUCTION ........................................................       1
APPROVAL OF AGREEMENT AND PLAN OF
  REORGANIZATION ....................................................       4
SUMMARY .............................................................       4
  Comparison of Investment Objectives and Strategies ................       6
  Comparison of Investment Techniques and Risks of the Price
    Portfolio and Bernstein Portfolio ...............................       8
  Performance of the Price Portfolio, the Bernstein Portfolio and the
    Bernstein Diversified Value Composite ...........................       9
COMPARISON OF FEES AND EXPENSES .....................................      12
  Annual Portfolio Operating Expenses ...............................      12
ADDITIONAL INFORMATION ABOUT THE BERNSTEIN
  PORTFOLIO .........................................................      17
INFORMATION ABOUT THE REORGANIZATION ................................      18
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS .........................      22
GENERAL INFORMATION ABOUT THE PROXY
  STATEMENT .........................................................      25
  Solicitation of Voting Instructions ...............................      25
  Voting Rights .....................................................      25
  Other Matters to Come Before the Special Meeting ..................      26
  Reports to Shareholders ...........................................      26
APPENDIX A ..........................................................     A-1
APPENDIX B ..........................................................     B-1

                          PROXY STATEMENT/PROSPECTUS OF

                                EQ ADVISORS TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                    OF T. ROWE PRICE EQUITY INCOME PORTFOLIO
                       OF EQ ADVISORS TRUST SCHEDULED FOR

                                 APRIL 23, 2001

                                  INTRODUCTION

     EQ Advisors Trust ("Trust") serves as an investment vehicle for use in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, "Contracts") issued by, among others, The Equitable Life Assurance Society of the United States ("Equitable") and other insurance companies affiliated and unaffiliated with Equitable (collectively, "Shareholders"). Shares of the Trust's T. Rowe Price Equity Income Portfolio ("Price Portfolio") are also sold to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). As a technical matter, the Shareholders hold Trust shares in their respective separate accounts in which contributions and premiums received under the Contracts are initially invested; these separate accounts in turn purchase Trust shares, as described in the Trust's prospectus. Owners of Contracts ("Contractowners") with amounts allocated to the Price Portfolio are being provided the opportunity to provide voting instructions concerning the proposals contained in the Proxy Statement/Prospectus.

     This Proxy Statement/Prospectus is being provided to Shareholders and mailed to Contractowners on or about March 9, 2001. This Proxy Statement/ Prospectus is being furnished on behalf of the Board of Trustees of the Trust ("Board") to Shareholders of the Price Portfolio for their use in obtaining instructions from Contractowners as to how to vote on the proposal to be considered at the Special Meeting of Shareholders of the Price Portfolio to be held at 1290 Avenue of the Americas, New York, New York 10104, on April 23, 2001 at 10:00 a.m., Eastern time and at any adjournments thereof ("Special Meeting"). It is expected that the Shareholders will attend the Special Meeting in person or by proxy and will vote shares of the Trust held by them in accordance with voting instructions received from Contractowners and in accordance with voting procedures established by the Trust.

     Equitable will vote the shares for which Equitable receives timely voting instructions from Contractowners in accordance with those instructions. Equitable will vote shares attributable to Contracts for which Equitable is the Contractowner for each proposal. Shares in each investment division of a Separate Account for which Equitable receives no timely voting instructions from Contractowners, or which are attributable to amounts retained by Equitable as surplus or seed money, will be voted by Equitable for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which Contractowners (other than Equitable) have provided voting instructions to Equitable. The number of shares for which a Contractowner has the right to give voting instructions with respect to the Special Meeting or any adjournment thereof was determined as of January 22, 2001 ("Record Date").

     Voting instructions executed by a Contractowner may be revoked at any time prior to the Shareholders voting the shares represented thereby by the Contractowner providing the Shareholders with a properly executed written revocation of such voting instructions, or by the Contractowner providing the Shareholders with proper later-dated voting instructions by telephone or by the Internet. Proxies executed by Shareholders may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy or by attending the meeting and voting in person, by telephone or by the Internet. The Trust expects that information statements and ballots, prepared for use by Equitable, as the sole Shareholder of the Price Portfolio, as well as this Proxy Statement/Prospectus, will be mailed to the Contractowners by Equitable on or about March 16, 2001 in order to obtain voting instructions from the Contractowners.

     The Proxy Statement/Prospectus is soliciting Contractowners to approve an Agreement and Plan of Reorganization ("Reorganization Agreement"). The Reorganization Agreement contemplates the transfer of all of the assets of the Price Portfolio to the Trust's EQ/Bernstein Diversified Value Portfolio (which prior to March 1, 2001 was known as the Lazard Large Cap Value Portfolio) ("Bernstein Portfolio") and the assumption by the Bernstein Portfolio of all of the liabilities of the Price Portfolio in exchange for Class IA and Class IB shares of the Bernstein Portfolio having an aggregate value equal to the assets and liabilities of Price Portfolio ("Reorganization"). The Price Portfolio would then distribute to its Shareholders and the Equitable Plan the portion of the Class IA and Class IB shares of the Bernstein Portfolio to which each Shareholder and the Equitable Plan is entitled. This would result in a liquidation of the Price Portfolio. Each Shareholder and the Equitable Plan would receive either Class IA or Class IB shares of the Bernstein Portfolio having an aggregate value equal to the aggregate value of the same class of shares of the Price Portfolio held by that Shareholder and the Equitable Plan, as of the close of business on the business day of the closing of the Reorganization. You are being asked to provide voting instructions concerning your approval of the Reorganization Agreement pursuant to which these Reorganization transactions would be accomplished. Because Shareholders of the Price Portfolio are being asked to approve a transaction that will result in their holding of shares of the Bernstein Portfolio, this Proxy Statement also serves as a Prospectus for the Bernstein Portfolio.

     For purposes of voting on the proposal to approve the Reorganization Agreement, Class IA and Class IB shares of the Price Portfolio will vote together as a single class. Each whole share of the Price Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by Shareholders at the Special Meeting will be counted by persons appointed as election inspectors for the Special Meeting. As of the Record Date, there were the following number of issued and outstanding shares of each class of shares of the Price Portfolio:


 NUMBER OF CLASS IA SHARES     NUMBER OF CLASS IB SHARES
---------------------------   --------------------------
        542,512.772                  20,819,785.476


                               VOTING INFORMATION

     PROXY SOLICITATION. The costs of the Special Meeting, including the costs of solicitation of proxies and voting instructions, will be allocated in its entirety to Equitable and its affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, personal interview by officers or agents of the Trust or the Internet. Shareholder Communications Corporation has been retained to assist with solicitation activities (including assembly and mailing of materials to Shareholders and Contractowners) in order to obtain the necessary representation at the Special Meeting. Solicitations made by Shareholder Communications Corporation will be made at a cost that is not expected to exceed $300,000. Contractowners can provide voting instructions: (1) by Internet at our website at www.proxyweb.com; (2) by telephone, toll-free, at 1-888-695-3037; or (3) by mail, with the enclosed ballot


SHAREHOLDER PROPOSALS. The Trust is not required to hold regular Shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of Shareholders unless so required by applicable law, regulation, regulatory policy, or if otherwise deemed advisable by the Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of Shareholders.

                    INFORMATION ABOUT THE BERNSTEIN PORTFOLIO

     This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Bernstein Portfolio that you should know before investing. For a more detailed discussion of the investment objectives, investment strategies, restrictions and risks of the Bernstein Portfolio and those of the Price Portfolio, please see the Trust's Prospectus dated May 1, 2000, as supplemented on January 31, 2001, and the Trust's Statement of Additional Information dated May 1, 2000, as revised September 1, 2000 ("SAI"), which are incorporated herein by reference and which may be obtained, without charge, by calling 1-800-528-0204. The Trust also provides periodic reports to its shareholders that highlight certain important information about the Price and Bernstein Portfolios, including investment results and financial information. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 2000, including financial statements, has been mailed separately to Contractowners on or about the time of the mailing of this Proxy Statement/Prospectus and is incorporated herein by reference. THE TRUST WILL FURNISH, WITHOUT CHARGE, TO ANY CONTRACTOWNER, UPON REQUEST, A COPY OF THE 2000 ANNUAL REPORT. SUCH REQUESTS MAY BE DIRECTED TO THE TRUST AT 1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (TELEPHONE: 1-800-528-0204).

     You can copy and review information about each Portfolio (including the SAI) at the Securities and Commission's ("SEC" or "Commission") Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Price and Bernstein Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Trust's Prospectus and the Reorganization Agreement, which is attached hereto as Appendix A.

     THE PROPOSED REORGANIZATION. On January 19, 2001, the Board approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

     o the transfer of all of the assets of the Price Portfolio to the Bernstein Portfolio, in exchange for shares of the Bernstein Portfolio having an aggregate value equal to the assets and liabilities of the Price Portfolio;

     o the assumption by the Bernstein Portfolio of all of the liabilities of the Price Portfolio;

     o the distribution to Shareholders and the Equitable Plan of either Class IA or Class IB shares of the Bernstein Portfolio having an aggregate value equal to the aggregate value of the shares of the Price Portfolio held by that Shareholder or the Equitable Plan; and

     o     the complete liquidation of the Price Portfolio.

The Reorganization is expected to be effective upon the closing of business on April 30, 2001, or on a later date as the parties may agree ("Closing"). As a result of the Reorganization, each owner of shares of the Price Portfolio would become an owner of shares in the Bernstein Portfolio. Each owner of shares would hold, immediately after the Closing, either Class IA or Class IB shares of the Bernstein Portfolio having an aggregate value equal to the aggregate value of the same class of shares of the Price Portfolio held by that owner of shares as of the close of business on the business day of the Closing.

     In considering whether to approve the Reorganization Agreement, you should note that:

     o Alliance Capital Management, L.P. ("Alliance") replaced the Bernstein Portfolio's previous investment adviser ("Adviser") effective March 1, 2001 ("Alliance Appointment"). Alliance is an affiliate of Equitable, the Trust's investment manager ("Manager"), and the two distributors of the Trust's shares, AXA Advisors, LLC ("AXA Advisors") and Equitable Distributors, Inc. ("EDI").

     o Alliance provides the day-to-day investment advice to the Bernstein Portfolio through its Bernstein Investment Research and Management unit ("Bernstein"). The Bernstein Portfolio's investment objective is to seek capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity. In contrast, the Price Portfolio's investment objective is to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

     o Both the Price Portfolio and the Bernstein Portfolio are categorized by Equitable as U.S. Equity Value Portfolios. The reorganization would consolidate the assets attributable to the Portfolios in a single Portfolio, thereby eliminating duplicative Portfolios and potentially permitting shareholders of both Portfolios to benefit from greater economies of scale.

     o The Trust Portfolios serve as investment vehicles for Contracts issued by Equitable. Those Contracts are utilized by financial professionals to implement personalized financial strategies for their customers and clients. Equitable believes that T. Rowe Price Associates' ("Price Associates") "equity income" style of managing the Price Portfolio is generally inconsistent with implementing those personalized financial planning.

     o The Price Portfolio's annual contractual management fee equals 0.60% of average daily net assets. The Bernstein Portfolio's annual contractual management fee rate equals 0.65% of average daily net assets. Equi-table, in its capacity as the Trust's investment manager ("Manager"), has agreed to waive or limit its fees and to assume other expenses of the Price Portfolio and the Bernstein Portfolio so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), including expenses for which payment has been made through the use of all or a portion of brokerage commissions (or markups or markdowns) generated by that Portfolio, of each Portfolio are limited to 0.70% of that Portfolio's average daily net assets.

     Approval of the Reorganization Agreement requires the vote of a majority of the shares of the Price Portfolio present at the Special Meeting, if a quorum is present at the Special Meeting. The Declaration of Trust defines a "quorum" as 331/3 percent of the shares entitled to vote. Abstentions will have the effect of a vote against the Reorganization Agreement

     AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION AGREEMENT. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION AGREEMENT.


COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES


                           PRICE PORTFOLIO                         BERNSTEIN PORTFOLIO
-------------------------------------------------------------------------------------------------
 Investment    Seeks to provide substantial dividend   Seeks capital appreciation by investing
  Objective    income and also capital appreciation    primarily in equity securities of
               by investing primarily in               companies with relatively large
               dividend-paying common stocks of        capitalizations that appear to the
               established companies.                  Adviser to be inexpensively priced
                                                       relative to the return on total capital or
                                                       equity.

 Investment    Normally invests at least 65% of its    Normally invests at least 80% of its total
  Strategies   total assets in dividend-paying         assets primarily in equity securities of
               common stocks of well-established       large capitalization companies that
               companies paying above-average          appear to the Adviser to be
               dividends.                              inexpensively priced relative to the total
                                                       return on capital or equity.

               The Adviser bases its investment        The Portfolio uses a value-oriented
               decisions on three premises:            approach in searching for securities. The
               (1) over time, dividend income can      Adviser uses a "bottom-up" approach
               account for a significant portion of    to find companies that have: low price
               the Portfolio's return; (2) dividends   to earnings ratios; high yield;
               are a more stable and predictable       unrecognized assets; the possibility of
               source of return; and (3) prices of     management change; and/or the
               stocks that pay a high current          prospect of improved profitability.
               income tend to be less volatile than
               those paying average dividends.

                            PRICE PORTFOLIO                          BERNSTEIN PORTFOLIO
-------------------------------------------------------------------------------------------------
               The Adviser uses a value approach
               in choosing securities. The Adviser's
               in-house research team seeks
               companies that appear to be
               undervalued by various measures
               and may be temporarily out of favor,
               but have good prospects for capital
               appreciation and dividend growth. It
               looks for common stocks of
               companies that have: established
               operating histories; above-average
               dividend yields relative to the
               Standard & Poor's 500 Composite
               Stock Price Index ("S&P 500"); low
               price to earnings ratios relative to
               the S&P 500; sound balance sheets
               and other positive financial
               characteristics; and low stock price
               relative to the company's asset value,
               cash flow or business franchises.

               The Portfolio may purchase                The Portfolio may also invest up to 20%
               preferred stocks, convertible             of its assets in U.S. government
               securities, warrants, futures, options,   securities and investment grade debt
               U.S. government securities, high          securities of domestic corporations rated
               quality money market securities, as       BBB or better by S&P or Baa or better
               well as investment grade debt             by Moody's.
               securities and high yielding debt
               securities ("junk bonds").                The Portfolio may also invest up to 10%
                                                         of its assets in foreign equity or debt
               The Portfolio may invest up to 25%        securities, or depositary receipts.
               of its total assets in foreign
               securities. These securities include
               non-dollar denominated securities
               traded outside the United States and
               dollar denominated securities of
               foreign issuers traded in the U.S.
               such as American Depositary
               Receipts.

               When market or financial conditions       When market or financial conditions
               warrant, the Portfolio may invest         warrant, the Portfolio may invest,
               without limitation in high quality        without limit, in money market
               money market securities and United        securities for temporary or defensive
               States government securities for          purposes.
               temporary or defensive purposes.

 Investment    Equitable                                 Equitable
  Manager

 Investment    Price Associates                          Alliance
  Adviser

 Portfolio     Brian Rogers                              Marilyn Goldstein Fedak and Steven
  Manager(s)                                             Pisarkiewicz

     As you can see from the chart above, the investment objectives and strategies of the Price Portfolio are similar to the investment objectives and strategies of the Bernstein Portfolio. However, unlike the Bernstein Portfolio, the Price Portfolio seeks substantial dividend income in addition to capital appreciation.

COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF THE PRICE PORTFOLIO AND BERNSTEIN PORTFOLIO

     Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more money you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

     There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

     Both Portfolios invest in common stocks, therefore, their performance may go up or down depending on general market conditions. Additionally, the Price Portfolio's emphasis on stocks of established companies paying high dividends and its potential investments in fixed income securities may limit its potential for appreciation in broad market advance. Securities of companies paying high dividends and fixed income securities may also be hurt when interest rates rise sharply. Also a company may reduce or eliminate its dividend. Other principal risks include:

     MARKET RISK. The value of each Portfolio's securities may be affected by market risk. This is the risk that the value of the Portfolio's investments will fluctuate as the stock markets fluctuate and that prices overall will decline over short- or long-term periods

     VALUE INVESTING RISK. Both Portfolios use a value-oriented approach select their portfolio securities. Value investing is subject to the risk that a value stock's intrinsic value may never be fully recognized or realized by the market, or that its price may go down. There is also the risk that a stock judged to be undervalued may actually be appropriately priced.

     FOREIGN SECURITIES RISK. The Price Portfolio may invest up to 25% of its total assets in foreign securities. The Bernstein Portfolio may invest up to 10% of its assets in foreign securities. The Portfolios' investments in foreign securities involve risks not associated with investing in U.S. securities, which can adversely affect each Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. In addition, the value of foreign investments can be adversely affected by: unfavorable currency exchange rates (relative to the U.S. dollar for securities denominated in foreign currencies); inadequate or inaccurate information about foreign companies; higher transaction, brokerage and custody costs; adverse changes in foreign economic and tax policies; and foreign government instability, war or other adverse political or economic actions.

     FIXED INCOME RISK. To the extent that a substantial amount of either Portfolio's assets are invested in fixed income securities, that portion of that Portfolio's performance will be affected by changes in interest rates, the credit risk of the issuer, the duration or maturity of the Portfolio's fixed income holdings, and adverse market or economic conditions. When interest rates rise, the value of a Portfolio's fixed income securities, particularly those with longer durations or maturities, will go down. When interest rates fall, the reverse is true. The risk that an issuer or guarantor of a fixed income security or counterparty to a Portfolio's fixed income transaction is unable to meet its financial obligations is particularly significant for the Price Portfolio because this Portfolio may invest a portion of its assets in "junk bonds" (i.e., securities rated below investment grade). Junk bonds are issued by companies with questionable credit strength and, consequently, are considered to be speculative in nature and may be subject to greater market fluctuations than investment grade fixed-income securities. To the extent that the Bernstein Portfolio invests in investment grade securities which are rated BBB by S&P or an equivalent rating by any other nationally recognized statistical rating organization, it will be exposed to greater risk than higher-rated obligations because BBB-rated investment grade securities are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.


PERFORMANCE OF THE PRICE PORTFOLIO, THE BERNSTEIN PORTFOLIO AND THE BERNSTEIN DIVERSIFIED VALUE COMPOSITE

     PERFORMANCE OF THE PRICE PORTFOLIO AND THE BERNSTEIN PORTFOLIO. The bar charts below illustrate, with respect to each Portfolio's Class IB shares, the Portfolio's annual total return for 1998, 1999 and 2000, the Portfolio's first three full years of operations, and some of the risks of investing in the Portfolios by showing yearly changes in the Portfolios' performance. The tables below show the Portfolios' average annual total returns for one year and since inception. The tables below also compare the Portfolios' performance to the returns of broad based indices. Both the bar chart and table assume reinvestment of dividends and distributions. Past performance is not an indication of future performance. In addition, the Bernstein Portfolio's performance presented below was achieved under the Portfolio's previous Adviser, which has been replaced by Alliance effective March 1, 2001.

     Total returns include reinvestment of dividends and capital gains distributions, if any. The performance results presented below do not reflect any insurance and Contract-related fees and expenses which would reduce the performance results. All indices are unmanaged.


   PRICE PORTFOLIO -- CLASS IB SHARES    BERNSTEIN PORTFOLIO -- CLASS IB SHARES
 CALENDAR YEAR-BY-YEAR RETURNS (%) (1)   CALENDAR YEAR-BY-YEAR RETURNS (%) (2)
 [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]



-------------
(1) The Price Portfolio commenced operations on May 1, 1997. During the period shown in the chart, the Portfolio's best quarterly performance was 13.29% for the quarter ended June 30, 1999, and the Portfolio's worst quarterly performance was (8.56)% for the quarter ended September 30, 1999.

(2) The Bernstein Portfolio commenced operations on January 1, 1998. During the period shown in the chart, the Portfolio's best quarterly performance was 23.34% for the quarter ended December 31, 1998, and the Portfolio's worst quarterly performance was (13.43)% for the quarter ended September 30, 1998.

     The table below shows what the average annual total returns of the two Portfolios would have been for certain periods compared to the S&P 500 Index and Russell 1000 Value Index ("Russell 1000 Value"). Each index is unmanaged and is not subject to fees and expenses typically associated with managed investment company portfolios. Each index also is not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in the indices. Comparisons with the indices, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.


                                                                     SINCE INCEPTION
                                                                       05/01/1997        01/01/1998
                                                                       12/31/2000        12/31/2000
                               1998         1999          2000        (ANNUALIZED)      (ANNUALIZED)
----------------------------------------------------------------------------------------------------
 Price Portfolio(1)             9.11%        3.54%        12.87%          12.82%            8.43%
 Bernstein Portfolio(2)        20.01%        3.55%        -1.94%             --%            6.81%
 Russell 1000 Value(3)         15.63%        7.35%         7.01%          15.20%            9.93%
 S&P 500(4)                    28.60%       21.03%        -9.10%          16.19%           12.26%

(1)   The Price Portfolio's inception date was May 1, 1997.

(2)   The Bernstein Portfolio's inception date was January 1, 1998.

(3) The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Index ("Russell 1000") with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index which tracks the performance of 1,000 publicly-traded U.S. stocks. It is often used to indicate the performance of larger company stocks. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000 Growth Index and the Russell 1000 Value Index.

(4) The S&P 500 Index is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.

     PERFORMANCE OF THE BERNSTEIN DIVERSIFIED VALUE COMPOSITE. The following table provides information concerning the historical performance of other institutional private accounts managed by Alliance through its Bernstein unit (and the Bernstein unit's predecessors) that have investment objectives, policies, strategies and risks substantially similar to those of the Bernstein Portfolio ("Bernstein Diversified Value Composite"). The data is provided to illustrate the past performance of Bernstein in managing substantially similar investment vehicles as measured against specified market indices. This data does not represent the past or future performance of the Bernstein Portfolio or Alliance. Consequently, potential investors should not consider this performance data as an indication of the future performance of the Bernstein Portfolio or Alliance and should not confuse this performance data with performance data for the Price Portfolio.

     Composite performance data relating to the historical performance of institutional private accounts managed by Bernstein was calculated on a total return basis and includes all losses. The total returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by Bernstein's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The composite performance data includes all actual, fee-paying, discretionary institutional private accounts managed by Bernstein that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The institutional private accounts that are included are not subject to the same types of expenses to which the relevant Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results could have been adversely affected if the institutional private accounts had been regulated as investment companies under the federal securities laws.

     The major difference between the SEC prescribed calculation of average annual total returns for registered investment companies or series thereof and total returns for composite performance is that average annual total returns reflect all fees and charges applicable to the registered investment company in question and the total return calculation for the composites reflects only those fees and charges described in the paragraph directly above.

     The performance results for the Bernstein Diversified Value Composite are subject to somewhat lower fees and expenses than the Bernstein Portfolio. In addition, holders of Contracts representing interests in the Bernstein Portfolio will be subject to charges and expenses related to such Contracts. The performance results presented below do not reflect any insurance related expenses and would be reduced if such charges were reflected. The investment results presented below are unaudited.


                                                                03/31/1999(1)
                                                                 12/31/2000
                                                     2000       (ANNUALIZED)
-----------------------------------------------------------------------------
       Bernstein Diversified Value Composite         13.32%          8.61%
       Russell 1000 Value (2)                         7.01%          7.37%
       S&P 500 (3)                                   -9.10%          2.71%


(1) March 31, 1999 represents the inception date of the Bernstein Diversified Value Composite.

(2) The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index which tracks the performance of 1,000 publicly-traded U.S. stocks. It is often used to indicate the performance of larger company stocks. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000 Growth Index and the Russell 1000 Value Index.

(3) The S&P 500 Index is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends, if any, but do not reflect fees, brokerage commissions or other expenses of investing.


                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Portfolios.

     ANNUAL PORTFOLIO OPERATING EXPENSES. The annual Portfolio operating expenses of the Bernstein Portfolio expressed as a ratio of expenses to average daily net assets ("expense ratio"), currently are higher than those of the Price

Portfolio before giving effect to any expense limitation agreement. The expense ratio for Class IB shares of the Bernstein Portfolio, as of December 31, 2000, was .95%, before giving effect to the Trust's Second Amended and Restated Expense Limitation Agreement ("Expense Limitation Agreement"), compared to .93% for the Price Portfolio. After giving effect to the Expense Limitation Agreement, described below, the expense ratio of Class IB shares of the Bernstein Portfolio as of December 31, 2000 was .95% compared to .92% for the Price Portfolio.

     MANAGEMENT FEE. The Trust pays the Manager a fee based on each Portfolio's average daily net assets. The Portfolio is not responsible for fees paid to the Adviser. The table below sets forth the contractual investment management fees payable to Equitable from each Portfolio under the current Investment Management Agreement at the stated annual rates (expressed as a percentage of the average daily net assets of each Portfolio):


                      BERNSTEIN PORTFOLIO    PRICE PORTFOLIO
-----------------------------------------------------------------
  First $1 billion            0.650%             0.600%
  Next $1 billion             0.600%             0.550%
  Next $3 billion             0.575%             0.525%
  Next $5 billion             0.550%             0.500%
  Thereafter                  0.525%             0.475%


     EXPENSE LIMITATION ARRANGEMENTS. In the interest of limiting expenses of the Portfolios, the Manager has entered into a voluntary Expense Limitation Agreement with the Trust, with respect to the two Portfolios. Under the Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), including expenses for which payment has been made through the use of all or a portion of brokerage commissions (or markups or markdowns) generated by that Portfolio, of each Portfolio are limited to 0.70% of that Portfolio's average daily net assets. The term of the current voluntary Expense Limitation Agreement expires on April 30, 2001.

     EXPENSE TABLE. The current fees and expenses of Class IA and Class IB shares of the Price Portfolio and the Bernstein Portfolio and the estimated pro forma fees and expenses after giving effect to the proposed Reorganization are shown in the following table. Expenses for the Portfolios are based upon the operating expenses incurred by Class IA and Class IB shares of the Price Portfolio and Class IA and Class IB shares of the Bernstein Portfolio for the year ended December 31, 2000. Pro forma fees and expenses show estimated fees of Class IA and Class IB shares of the Bernstein Portfolio after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

ANNUAL PORTFOLIO OPERATING EXPENSES

(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)(1)


                                                                TOTAL FUND   FEE WAIVER
                         MANAGEMENT   DISTRIBUTION     OTHER     OPERATING       BY       NET FUND
                            FEES      (12B-1) FEES   EXPENSES    EXPENSES    MANAGER(2)   EXPENSES
                        ------------ -------------- ---------- ------------ ------------ ---------
Price Portfolio
  (Class IA) ..........     0.600%         0.00%        0.08%       0.68%        0.01%      0.67%
Price Portfolio
  (Class IB) ..........     0.600%         0.25%        0.08%       0.93%        0.01%      0.92%
Bernstein Portfolio
  (Class IB)(3) .......     0.650%         0.25%        0.05%       0.95%        0.00%      0.95%
Bernstein Portfolio
  -- After the
  Reorganization
  (Class IA) (Pro
  forma) ..............     0.650%         0.00%        0.07%       0.72%        0.02%      0.70%
Bernstein Portfolio
  -- After the
  Reorganization
  (Class IB) (Pro
  forma) ..............     0.650%         0.25%        0.07%       0.97%        0.02%      0.95%

-------------
(1) The Price Portfolio's and Bernstein Portfolio's fiscal years end on December 31. Expenses of the Price Portfolio and the Bernstein Portfolio are based upon expenses incurred by each Portfolio for the 12-month period ended December 31, 2000.

(2) Equitable has entered into an Expense Limitation Agreement with the Trust that limits expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940
      Act), including expenses for which payment has been made through the use of all or a portion of brokerage commissions (or markups or markdowns) generated by that Portfolio, for both the Bernstein Portfolio and the Price Portfolio at 0.70%. The agreement will remain in effect through April 30, 2002. There is no assurance that the Expense Limitation Agreement will be continued after that date.

(3) The Bernstein Portfolio currently has no Class IA shares issued and outstanding.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of the Price Portfolio that are transferred to the Bernstein Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for the Bernstein Portfolio.

     EXAMPLES. The examples are intended to help you compare the cost of investing in each of the Portfolios. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.


                                          BERNSTEIN PORTFOLIO
                            1              3              5              10
                           YEAR          YEARS          YEARS           YEARS
                       -----------   ------------   ------------   -------------
  Class IA .........     $    --       $     --       $     --     $      --
  Class IB .........     $ 96.92       $ 302.71       $ 525.50     $ 1,166.38


                                           PRICE PORTFOLIO
                            1              3              5             10
                           YEAR          YEARS          YEARS          YEARS
                       -----------   ------------   ------------   ------------
  Class IA .........     $ 68.45       $ 214.37       $ 373.20     $   834.51
  Class IB .........     $ 93.88       $ 293.28       $ 509.28     $ 1,131.29


                                              PRO FORMA:
                                       THE PORTFOLIOS COMBINED
                            1              3              5             10
                           YEAR          YEARS          YEARS          YEARS
                       -----------   ------------   ------------   ------------
  Class IA .........     $ 71.51       $ 223.87       $ 389.62     $   870.54
  Class IB .........     $ 96.92       $ 302.71       $ 525.50     $ 1,166.38


     PURCHASE AND REDEMPTION. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust.

     Net asset value per share of each class is calculated for purchases and redemption of such shares of the Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses and class related expenses, which are accrued daily), by the total number of outstanding shares of the Portfolio for the applicable class. The net asset value per share is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on days on which the New York Stock Exchange ("NYSE") is closed for trading.

     Portfolios that invest a significant portion of their assets in foreign securities may experience changes in their net asset value on days when a shareholder may not purchase or redeem shares of that Portfolio because foreign securities (other than depositary receipts) are valued at the close of business in the applicable foreign country.

     All shares are purchased or redeemed in accordance with the Trust's Amended and Restated Agreement and Declaration of Trust ("Declaration of

Trust") and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders.

     The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

     You should note that the Trust is not designed for professional "market timing" organizations, or other organizations or individuals engaging in market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Portfolio. Market timing strategies are disruptive to the Portfolio. If we determine that your transfer patterns among the Trust's portfolios reflect a market timing strategy, we reserve the right to take action including, but not limited to restricting the availability of transfer through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

     HOW ASSETS ARE VALUED. Values are determined according to accepted practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

     o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

     o Foreign securities not traded directly, including depositary receipts, in the United States are valued at representative quoted prices in the currency in the country of origin. Foreign currency is converted into United States dollar equivalents at current exchange rates. Because foreign markets may be open at different times than the NYSE, the value of a Portfolio's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Portfolio's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments may be valued at their fair value.

     o Short-term debt securities in a Portfolio which mature in 60 days or less are valued at amortized cost, which approximates market value.

     o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board using its best judgment.

ADDITIONAL INFORMATION ABOUT THE BERNSTEIN PORTFOLIO

     Effective March 1, 2001, Alliance replaced Lazard Asset Management, a division of Lazard Freres & Co. LLC, as the Portfolio's Adviser, and Alliance's Bernstein unit provides the day-to-day investment advice to the Portfolio. Day-to-day investment management decisions for the Portfolio are made by Marilyn Goldstein Fedak and Steven Pisarkiewicz. Marilyn Goldstein Fedak has been Executive Vice President and Chief Investment Officer -- U.S. Value Equities of Alliance Capital since October 2000 and, prior to that, served as Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. since 1993. Ms. Fedak has managed portfolio investments since 1976. Steven Pisarkiewicz has served as Chief Investment Officer of Bernstein's Structured Equities Investment Policy Group since 1989 and has been a Senior Portfolio Manager since 1997.

     Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable. Alliance manages investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. In the fall of 2000, Sanford C. Bernstein & Co., Inc. combined with Alliance, at which point, the Bernstein unit of Alliance was created.

     Bernstein's field of expertise is the value style of investment management. Bernstein's approach to equity investment for most of its equity services is value-oriented, with value defined as the relationship between a security's current price and its normal or long-term earnings power as determined by its investment research.

     Bernstein attempts to forecast corporate earnings and dividend paying capability by quantifying what it believes to be the critical variables that control business performance and analyzing the results in order to forecast the long-term prospects of the companies it follows and to develop expected returns for their securities. Bernstein performs fundamental market research and draws on diverse sources of information such as company reports, press releases, prospectuses, SEC filings, financial and trade newspapers and magazines, corporate rating services, scholarly journals, online quotation services and databases compiled by governmental agencies and others, and conversations with management, suppliers, clients, competitors and individual consultants.

     Bernstein's forecasts are made within the framework of long-term economic settings. Bernstein typically measures a company's financial performance over a full economic cycle, including a trough and a peak, and forecasts financial performance within the context of its projections for real economic growth, inflation, and interest rate change. As a result, forecasts of near-term economic events are generally not of major consequence in establishing individual companies' long-term earnings power and dividend-paying capability.

                      INFORMATION ABOUT THE REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of the Reorganization Agreement attached to this Prospectus/Proxy Statement as Exhibit A. The Reorganization Agreement provides that the Bernstein Portfolio ("Acquiring Portfolio") will acquire all of the assets, subject to all of the liabilities, of the Price Portfolio in exchange for shares of the Acquiring Portfolio. Subject to the satisfaction of the conditions described below, such acquisitions shall take place on May 18, 2001 ("Closing Date"), or such later date as may be agreed upon by the parties. The net asset value per share of each class of the Acquiring Portfolio and the Price Portfolio will be determined by dividing the Acquiring Portfolio's assets, less liabilities, by the total number of its outstanding shares of the Portfolio's applicable class. Portfolio assets will be valued in accordance with the valuation practices of the Price Portfolio and Acquiring Portfolio. See "How Assets are Valued" in the Trust Prospectus.

     The number of full and fractional Class IA and Class IB shares of the Acquiring Portfolio received by a shareholder of the Price Portfolio will be equal in value to the value of that shareholder's Class IA and Class IB shares of the Price Portfolio as of the close of regularly scheduled trading on the NYSE on the Merger Date. As promptly as practicable after the Merger Date, the Price Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Merger Date the shares of the Class IA and Class IB Portfolio received by the Price Portfolio in the Reorganization. The liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Portfolio in the names of the shareholders of the Price Portfolio, each account representing the pro rata number of Class IA and Class IB shares of the Acquiring Portfolio due the shareholder. After such distribution, the Trust shall take all necessary steps under Delaware law, the Declaration of Trust and any other applicable law to effect a complete dissolution of the Price Portfolio.

     The Board has determined, with respect to the Price Portfolio and the Acquiring Portfolio, that the interests of: (i) Contractowners whose Contract values are invested in Class IA and Class IB shares of those Portfolios; and
(ii) Equitable Plan participants who have amounts invested in Class IA shares of the Price Portfolio, will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of those Portfolios, Contractowners and Equitable Plan participants.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Price Portfolio, if circumstances should develop that, in the Board's opinion, make proceeding with the Agreement inadvisable. The Reorganization Agreement provides that the Trust may waive compliance with any of the covenants or conditions made therein for the benefit of either Portfolio, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the Price Portfolio; and (ii) the Trust receive the opinion of the Trust's counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

     The expenses of the Reorganization, including the cost of a proxy soliciting agent that has been retained, will be borne by Equitable and its affiliates. See "Voting Information."

     Approval of the Reorganization Agreement will require a majority of the shares of the Price Portfolio present at the meeting if a quorum is present at the Special Meeting. See "Voting Information." If the Reorganization Agreement is not approved by the shareholders of the Price Portfolio or is not consummated for any other reason, the Board will consider other possible courses of action.

     THE BOARD, INCLUDING ALL OF THE DISINTERESTED TRUSTEES ("INDEPENDENT TRUSTEES") HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT

     Shareholders of the Price Portfolio will receive shares of the Acquiring Portfolio in accordance with the procedures provided for in the Reorganization Agreement as described above. Each such share will be fully paid and nonassessable when issued and will have no preemptive or conversion rights

     DESCRIPTION OF THE SECURITIES TO BE ISSUED. The Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board to issue shares in different series. In addition, the Declaration of Trust authorizes the Board to create new series and to name the rights and preferences of the shareholders of each of the series. The Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders' rights and preferences. The Price Portfolio and the Acquiring Portfolio are both series of the Trust. Currently, the Trust offers two classes of shares, Class IA and Class IB shares, which differ only in that Class IB shares are subject to a distribution plan adopted and administered pursuant to Rule 12b-1 under the 1940 Act ("Class IB Distribution Plan"). The Class IB Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the Trust's distribution agreements with respect to the Class IA shares and Class IB shares ("Distribution Agreements"), payments to the Distributors for activities pursuant to the Class IB Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares.

     REASONS FOR THE REORGANIZATION. The principal purpose of the
Reorganization is to provide a means by which shareholders of the Price Portfolio, in combination with the Acquiring Portfolio, can pursue substantially similar investment objectives and policies in the context of a larger fund with a new Adviser who specializes in the "value" style of investment management and with potentially greater economies of scale.

     In determining whether to approve the Reorganization Agreement and recommend its approval to shareholders, the Board (including the Independent Trustees (with the advice and assistance of independent legal counsel), made an inquiry into a number of matters and considered the following factors, among others: (1) expense ratios and available information regarding the fees and expenses of the Price Portfolio and Acquiring Portfolio (historical and pro forma), as well as those of similar funds; (2) the compatibility of the investment objectives, policies and restrictions of the Price Portfolio and Acquiring Portfolio (after giving effect to the Alliance Appointment); (3) the advantages to the Bernstein Portfolio of investing in larger asset pools with potentially greater diversification; (4) the historical performance of the Price Portfolio and the Bernstein Portfolio; (5) the Manager's belief that the investment style of the Price Portfolio was inconsistent with the personalized financial planning strategies used by financial professionals in connection with the Contracts; (6) the investment experience, expertise and resources of the current Advisers to the Price Portfolio and the Bernstein Portfolio; (7) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in dilution of Contractowner and Equitable Plan participant interests; (8) any direct and indirect costs to be incurred by the Price Portfolio or the Bernstein Portfolio as a result of the Reorganization;
(9) all expenses of the Reorganization will be borne by Equitable and its affiliates; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization.

     In reaching the decision to recommend approval of the Reorganization Agreement, the Board concluded that the participation of the Price Portfolio and the Bernstein Portfolio in the Reorganization is in the best interests of the Price Portfolio and the Bernstein Portfolio, as well as the best interests of Contractowners and Equitable Plan participants with amounts allocated to the Price Portfolio and the Bernstein Portfolio, and that the interests of existing shareholders, Contractowners and Equitable Plan participants will not be diluted as a result of this transaction. Their conclusion was based on a number of factors, including the following:

     o The Reorganization will permit shareholders of the Price Portfolio to pursue similar investment objectives in the context of a larger fund immediately following consummation of the Reorganization. It is anticipated that the consolidated Bernstein Portfolio will experience more rapid asset growth in the future than would have been the case for the Price Portfolio or the Bernstein Portfolio standing alone. This should enhance the ability of the Adviser to effect portfolio transactions on more favorable terms and give the Adviser greater investment flexibility and the ability to select a larger number of portfolio securities, with the attendant benefits of increased diversification;

     o Bernstein has substantial experience in managing investment vehicles with substantially similar investment objectives, strategies, policies and techniques as those of the Bernstein Portfolio; and


     o The Reorganization will facilitate the ability of financial professionals to implement personalized financial planning strategies for their customers and clients in connection with the Contracts by consolidating assets of the Price Portfolio into a Portfolio that is managed in a manner consistent with those financial planning strategies.


     FEDERAL INCOME TAX CONSEQUENCES. As a condition to the consummation of the Reorganization, the Trust will have received an opinion from Dechert to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to the Price Portfolio and the Bernstein Portfolio; (2) no gain or loss will be recognized by the Price Portfolio or the Bernstein Portfolio upon the transfer of all of the assets and liabilities, if any, of the Price Portfolio to the Bernstein Portfolio solely in exchange for Class IA and Class IB shares of the Bernstein Portfolio or upon the distribution of the shares of the Bernstein Portfolio to the holders of shares of the Price Portfolio solely in exchange for all of their shares of the Price Portfolio; (3) no gain or loss will be recognized by shareholders of the Price Portfolio upon the exchange of Price Portfolio shares solely for Class IA or Class IB shares of the Bernstein Portfolio; (4) the holding period and tax basis of the shares of the Bernstein Portfolio received by each holder of shares of the Price Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Price Portfolio held by the shareholder (provided the shares of the Price Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Price Portfolio acquired by the Bernstein Portfolio will be the same as the holding period and tax basis of those assets to the Price Portfolio immediately prior to the Reorganization.

     CAPITALIZATION. The following tables show the capitalization of the Price Portfolio and the Bernstein Portfolio as of December 31, 2000, and on a pro forma combined basis as of those dates for the Reorganization giving effect to the proposed acquisition of assets at net asset value.


                                                       NET ASSET          SHARES
                                    NET ASSETS      VALUE PER SHARE     OUTSTANDING
                                 ---------------   -----------------   ------------
BERNSTEIN PORTFOLIO
  Class IB ...................   $176,049,030           $ 11.73        15,007,828
PRICE PORTFOLIO
  Class IA ...................   $  6,866,678           $ 12.85           534,416
  Class IB ...................   $263,469,296           $ 12.85        20,566,680
PRO FORMA -- BERNSTEIN
 PORTFOLIO INCLUDING THE PRICE
 PORTFOLIO
  Class IA ...................   $  6,866,549           $ 11.76           583,901
  Class IB ...................   $439,510,078           $ 11.73        37,469,593

                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

     FORM OF ORGANIZATION. The Bernstein Portfolio and the Price Portfolio are both series of the Trust, which is a Delaware business trust registered as an open-end management investment company. The Trust is governed by a Board of Trustees which consists of nine trustees.

     BROKERAGE PRACTICES. In selecting brokers and dealers in accordance with
Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), the Manager and the Adviser may consider research and brokerage services received by the Manager, the Advisers, the Trust, or any Portfolio. Subject to seeking the most favorable net price and execution available, the Manager and the Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers. Finally, at the discretion of the Board, the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment or (ii) finance activities that are primarily intended to result in the sale of Trust shares.

     BROKERAGE TRANSACTIONS WITH AFFILIATES. To the extent permitted by law, the Trust may engage in securities and other transactions with entities that may be affiliated with the Manager or the Adviser. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or the Adviser unless pursuant to an exemptive order from the SEC. For these purposes, however, the Trust has considered the issue and believes, based upon advice of counsel, that a broker-dealer affiliate of an Adviser to one portfolio should not be treated as an affiliate of an Adviser to another Portfolio for which such Adviser does not provide investment advice in whole or in part.

The Trust has adopted procedures that are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. The Trust has also adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or the Adviser is an underwriter.

     FUND DISTRIBUTION ARRANGEMENTS. The Trust offers two classes of shares on behalf of the Portfolio: Class IA shares and Class IB shares. AXA Advisors serves as one of the distributors for the Class IB shares of the Trust as well as one of the distributors for the Class IA shares. EDI serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and EDI are affiliates of Equitable. Both AXA Advisors and EDI are registered broker-dealers under the 1934 Act and are members of the National Association of Securities Dealers, Inc.

     The Class IB Distribution Plan, as adopted by the Trust, on behalf of each Portfolio, may pay annually up to 50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the Distribution Agreements, payments to the Distributors for activities pursuant to the Class IB Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

     TAX INFORMATION. Each Portfolio of the Trust is a separate regulated investment company for federal income tax purposes. Regulated investment companies are not usually taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. Their shareholders include this income on their respective tax returns. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, calculation of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no income tax liability, if they have any federal tax liability, that could hurt the investment performance of the Portfolio. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which would reduce the investment performance of the Portfolio.

     It is important for the Portfolio to maintain its federal income tax regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable federal income tax diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If the Portfolio fails to meet specified investment diversifi-cation requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

     FINANCIAL HIGHLIGHTS. Please refer to the most recent Annual Report of the Trust, which has been separately mailed to you on or about the time of the mailing of this Proxy Statement/Prospectus, for a presentation of the financial highlights of each Portfolio.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Both the Bernstein Portfolio and the Price Portfolio pay dividends from net investment income and net capital gains, if any, on an annual basis. Dividends and distributions of each Class of a Portfolio are automatically reinvested in additional shares of the corresponding Class of that Portfolio.

     If the Reorganization Agreement is approved by the Price Portfolio's shareholders, then as soon as practicable before the Closing, the Price Portfolio will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1. IF EXECUTED BUT UNMARKED VOTING INSTRUCTIONS ARE RECEIVED, SHAREHOLDERS WILL VOTE THOSE UNMARKED VOTING INSTRUCTIONS IN FAVOR OF THE PROPOSAL.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT


SOLICITATION OF VOTING INSTRUCTIONS

     Solicitation of voting instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about March 9, 2001. In addition to the solicitation of voting instructions by mail, employees of the Trust and its affiliates, without additional compensation, may solicit voting instructions in person or by telephone, telegraph, facsimile, or oral communication. The Trust, on behalf of the Price Portfolio, has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Contractowners with amounts allocated to the Price Portfolio may receive a telephone call from the professional proxy solicitation firm asking the Contractowner to provide voting instructions.

     A Contractowner may revoke the accompanying voting instructions card at any time prior to its use by filing with Equitable a written revocation or duly executed voting instructions card bearing a later date. In addition, any Contractowner who attends the Special Meeting in person may provide voting instructions by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction card will vote as directed by the voting instruction card, but in the absence of voting instructions in any voting instruction card that is signed and returned, they intend to vote "FOR" the Reorganization Agreement and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.


VOTING RIGHTS

     Shareholders of the Price Portfolio are entitled to one vote for each share held as to any matter on which they are entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Contractowners with amounts allocated to the Price Portfolio at the close of business on January 22, 2001 ("Record Date") will be entitled to be present and give voting instructions for the Price Portfolio at the Special Meeting with respect to shares attributable to their Contracts as of the Record Date. As of the Record Date, 21,362,298.248 shares of the Price Portfolio were outstanding and entitled to vote.

     If a Shareholder abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Special Meeting for purposes of determining a quorum.

     To the knowledge of the Trust, as of January 22, 2001, no current Trustee owns 1% or more of the outstanding shares of the Price Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of the Price Portfolio.

     Equitable may be deemed to be a control person of the Trust by virtue of its direct or indirect ownership of approximately 99% of the Trust's shares as of the Record Date. As of that date, no Contractowners owned Contracts entitling such persons to give voting instructions with respect to more than 5% of the outstanding shares of the Price Portfolio.


OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.


REPORTS TO SHAREHOLDERS

     The Trust will furnish, without charge, a copy of the most recent Annual Report regarding the Price Portfolio on request. Requests for such reports should be directed to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by phone at 1-800-528-0204.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                       Patricia Louie,
                                                       Secretary

March 16, 2001
1290 Avenue of the Americas
New York, New York 10104

                                  APPENDIX A
                                  ----------

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this
day of    , 2001, by EQ Advisors Trust, a Delaware business trust ("Trust"), with its principal place of business at 1290 Avenue of the Americas, New York, New York 10104, on behalf of the EQ/Bernstein Diversified Value Portfolio ("Acquiring Portfolio"), a separate series of the Trust, and the T. Rowe Price Equity Income Portfolio ("Acquired Portfolio"), another separate series of the Trust.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Class IA and Class IB common shares of beneficial interest ($0.01 par value per share) of the Acquiring Portfolio ("Acquiring Portfolio Shares"), the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Trust is an open-end, registered investment company of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest;

     WHEREAS, the Trustees of the Trust have determined, with respect to the Acquiring Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

     WHEREAS, the Trustees of the Trust also have determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

     1.1 Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio's assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Class IA and Class IB Acquiring Portfolio Shares, determined by dividing the value of the Acquired Portfolio's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same Class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 ("Closing Date") (collectively, "Assets").

     1.3 The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall also assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date ("Acquired Portfolio Shareholders"), on a pro rata basis within that class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Portfolio's shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Class IA and Class IB Acquiring Portfolio Shares to be so credited to Acquired Portfolio Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Class IA and Class IB common shares of beneficial interest ($0.01 par value per share) of the Acquired Portfolio ("Acquired Portfolio Shares") owned by Acquired Portfolio Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio. The Acquiring Portfolio shall not issue certificates representing the Class IA and Class IB Acquiring Portfolio Shares in connection with such exchange.

     1.5 Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio's Transfer Agent as defined in paragraph 3.3.

     1.6 Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.  VALUATION

     2.1 The value of the Assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the Trust's then-current prospectus and statement of additional information, and valuation procedures established by the Trust's Board of Trustees.

     2.2 The net asset value of a Class IA or Class IB Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Trust's then-current prospectus and statement of additional information, and valuation procedures established by the Trust's Board of Trustees.

     2.3 The number of the Class IA and Class IB Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio's assets shall be determined, with respect to each such class, by dividing the value of the net assets with respect to the Class IA and Class IB shares of the Acquired Portfolio, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share of the same Class, determined in accordance with paragraph 2.2.

     2.4 All computations of value shall be made by The Equitable Life Assurance Society of the United States, in its capacity as administrator for the Trust and shall be subject to confirmation by the Trust's independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be May 18, 2001, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

     3.2 The Trust shall direct The Chase Manhattan Bank, as custodian for the Acquired Portfolio ("Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of any securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act") in which the Acquired Portfolio's Assets are deposited and the Custodian, the Acquired Portfolio's Assets deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3 The Trust shall direct The Equitable Life Assurance Society of the United States, in its capacity as transfer agent for the Trust ("Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding Class IA and Class IB shares owned by each such shareholder immediately prior to the Closing.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Trust, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 The Trust, on behalf of the Acquired Portfolio, represents and warrants as follows:

         (a) The Acquired Portfolio is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust's Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust")to own all of its properties and assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Portfolio Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

         (f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Declaration of Trust or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound;

         (g) All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date;

         (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (j) Since December 31, 2000, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of

     Acquired Portfolio Shares due to declines in market values of securities held by the Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

         (k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has complied (or will comply) with the applicable diversification requirements imposed by Subchapter L of the Code, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

         (m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

         (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; and

         (o) The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

     4.2 The Trust, on behalf of the Acquiring Portfolio, represents and warrants as follows:

         (a) The Acquiring Portfolio is duly organized as a series of the Trust, which is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under the Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

         (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Portfolio Shares under the 1933 Act, is in full force and effect;

         (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

         (d) The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) On the Closing Date, the Trust, on behalf of the Acquiring Portfolio, will have good and marketable title to the Acquiring Portfolio's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

         (f) The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in
     (i) a material violation of the Declaration of Trust or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

         (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Portfolio or any of the Acquiring Portfolio's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio's financial condition or the conduct of the Acquiring Portfolio's business. The Trust, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

         (i) Since December 31, 2000, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio Shares due to declines in market values of securities held by the Acquiring Portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change;

         (j) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has complied (or will comply) with the applicable diversification requirements imposed by Subchapter L of the Code, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

         (l) All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

         (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) The Class IA and Class IB Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable; and

         (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

5.   COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

     5.1 The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 The Trust will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Portfolio covenants that the Class IA and Class IB Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.5 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Class IA and Class IB Acquiring Portfolio Shares received at the Closing.

     5.6 The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.7 The Trust, on behalf of the Acquired Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Portfolio's, title to and possession of the Acquiring Portfolio's Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Portfolio's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

     5.8 The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.


6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO


     The obligations of the Trust, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:


     6.1 All representations and warranties of the Trust, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;


     6.2 The Trust, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Portfolio, on or before the Closing Date; and


     6.3 The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1


7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO


     The obligations of the Trust, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at the Trust's election to the performance by the Trust, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:


     7.1 All representations and warranties of the Trust, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;


     7.2 The Trust shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

     7.3 The Trust, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Portfolio, on or before the Closing Date;

     7.4 The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.5 The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

     7.6 The amendment to the Investment Advisory Agreement between The Equitable Life Assurance Society of the United States and Alliance Capital Management, L.P., to appoint Alliance Capital Management, L.P., to become the investment adviser to the Acquiring Portfolio, including the compensation to be paid thereunder, shall have been approved by: (i) a majority of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not "interested persons" (as that term is defined in the 1940 Act) of any party to the Investment Advisory Agreement; and (ii) the vote of a majority of the outstanding voting securities of the Acquiring Portfolio.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Portfolio, or the Trust, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Declaration of Trust, the Trust's By-Laws, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, the Trust may not waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5 The parties shall have received the opinion of counsel to the Trust addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Trust of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 The Trust, on behalf of the Acquiring Portfolio and on behalf of the Acquired Portfolio, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The expenses relating to the proposed Reorganization will be borne solely by The Equitable Life Assurance Society of the United States and its affiliates. No such expenses shall be borne by the Acquired or Acquiring Portfolios. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio's prospectus and the Acquired Portfolio's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Trust has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Portfolio and Acquiring Portfolio in Sections 9.1 and
9.2 shall survive the Closing.

11.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Class IA and Class IB Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust, 1290 Avenue of the Americas, New York, New York 10104, attn: Peter D. Noris, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jane A. Kanter.

14.  HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.4 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Portfolio or the Acquired Portfolio, as provided in the Declaration of Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


   Attest:                             EQ ADVISORS TRUST on behalf of its
                                       T. ROWE PRICE EQUITY INCOME
                                       PORTFOLIO


   ------------------------------      By: ------------------------------
   SECRETARY
                                       Its: ------------------------------

   Attest:                             EQ ADVISORS TRUST on behalf of its
                                       EQ/BERNSTEIN DIVERSIFIED VALUE
                                       PORTFOLIO


   ------------------------------      By:------------------------------
   SECRETARY
                                       Its: ------------------------------

                                     PART B

                                EQ ADVISORS TRUST
--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION



                                 MARCH 16, 2001
--------------------------------------------------------------------------------

        Acquisition of the Assets and         By and in Exchange for Shares of
        Liabilities of T. Rowe Price          EQ/Bernstein Diversified Value
        Equity Income Portfolio               Portfolio ("Bernstein Portfolio")
        ("Price Portfolio")                   (a series of EQ Advisors Trust)
        (a series of EQ Advisors Trust)       1290 Avenue of the Americas
        1290 Avenue of the Americas           New York, New York 10104
        New York, New York 10104


This Statement of Additional Information is available to owners of and participants in variable life insurance contracts and variable annuity certificates and contracts ("Contracts") with amounts allocated to the Price Portfolio in connection with a proposed transaction whereby all of the assets and liabilities of the Price Portfolio will be transferred to the Bernstein Portfolio, each a series of EQ Advisors Trust ("Trust"), in exchange for Class IA and Class IB shares of the Bernstein Portfolio.

This Statement of Additional Information of the Trust consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:


1. The Statement of Additional Information for the Trust dated May 1, 2000, as revised September 1, 2000.

2. The Financial Statements for the Bernstein Portfolio and Price Portfolio are included in the Annual Report of the Trust dated December 31, 2000, filed on March 5, 2001.

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 16, 2001 relating to the Reorganization of the Price Portfolio may be obtained, without charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or calling
1-800-528-0204. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

Shown below are unaudited pro forma financial statements for the combined Bernstein Portfolio, assuming the Reorganization had been consummated, as of December 31, 2000. The first table presents pro forma Statements of Assets and Liabilities for the combined Bernstein Portfolio. The second table presents pro forma Statements of Operations for the combined Bernstein Portfolio. The third table presents a pro forma Portfolio of Investments for the combined Bernstein Portfolio. The tables are followed by the Notes to the Pro Forma Financial Statements.

               PRO FORMA EQ BERNSTEIN DIVERSIFIED VALUE FINANCIALS
                     (UNAUDITED -- AS OF DECEMBER 31, 2000)


                                                                                                           PRO FORMA
                                                  EQ/BERNSTEIN        T. ROWE                             EQ/BERNSTEIN
                                                   DIVERSIFIED         EQUITY           PRO FORMA         DIVERSIFIED
                                                      VALUE            INCOME          ADJUSTMENTS           VALUE
                                                ---------------- ----------------- ------------------- -----------------
STATEMENT OF ASSETS AND LIABILITIES
ASSETS
Investments at value ..........................  $ 178,031,511     $ 271,306,436      $        --        $ 449,337,947
Receivable for securities sold ................        195,971           260,439               --              456,410
Short-term investments held as
  collateral for loaned securities ............     12,609,817        13,896,536               --           26,506,353
Receivable from Separate Accounts for
  Trust shares sold ...........................        159,876           257,505               --              417,381
Dividends, interest and other
  receivables .................................        208,119           371,103               --              579,222
Deferred organizational costs .................         12,505             8,377           (8,377) (b)          12,505
Other assets ..................................          1,889             1,907               --                3,796
                                                 -------------     -------------      -----------        -------------
  Total assets ................................    191,219,688       286,102,303           (8,377)         477,313,614
                                                 -------------     -------------      -----------        -------------
LIABILITIES
Payable to custodian ..........................          5,254             9,958               --               15,212
Payable for securities purchased ..............      2,331,143           940,065               --            3,271,208
Collateral held for loaned securities .........     12,609,817        13,896,536               --           26,506,353
Distribution fees payable .....................         35,876            66,051               --              101,927
Investment management/advisory fees
  payable .....................................         79,796           127,419               --              207,215
Recoupment fees payable .......................         83,800            25,486               --              109,286
Trustees' fees payable ........................          2,402            11,027               --               13,429
Payable to Separate Accounts for Trust
  shares redeemed .............................             75           651,611               --              651,686
Accrued expenses ..............................         22,495            38,176               --               60,671
                                                 -------------     -------------      -----------        -------------
  Total liabilities ...........................     15,170,658        15,766,329               --           30,936,987
                                                 -------------     -------------      -----------        -------------
NET ASSETS ....................................  $ 176,049,030     $ 270,335,974      $    (8,377)       $ 446,376,627
                                                 =============     =============      ===========        =============
Investments at cost ...........................  $ 174,380,834     $ 263,103,894      $        --        $ 437,484,728
                                                 =============     =============      ===========        =============
Foreign Cash ..................................  $          --     $          --      $        --        $          --
                                                 =============     =============      ===========        =============
COMPONENTS OF NET ASSETS:
Paid in capital ...............................  $ 174,400,006     $ 260,140,311      $    (8,377)       $ 434,531,940
Accumulated undistributed
  (overdistributed) net investment
  income ......................................         20,345            (8,403)              --               11,942
Accumulated undistributed net realized
  gain (loss) .................................     (2,021,998)        2,001,524               --              (20,474)
Unrealized appreciation (depreciation)
  on investments and foreign currency
  denominated assets and liabilities ..........      3,650,677         8,202,542               --           11,853,219
                                                 -------------     -------------      -----------        -------------
NET ASSETS ....................................    176,049,030       270,335,974           (8,377)         446,376,627
                                                 =============     =============      ===========        =============
CLASS IA SHARES:
Net Assets ....................................  $          --     $   6,866,678      $      (129)       $   6,866,549
                                                 =============     =============      ===========        =============
Shares outstanding ............................             --           534,416           49,485 (a)          583,901
                                                 =============     =============      ===========        =============
Net asset value, offering and
  redemption price per share ..................  $          --     $       12.85      $        --        $       11.76
                                                 =============     =============      ===========        =============
CLASS IB SHARES:
Net Assets ....................................  $ 176,049,030     $ 263,469,296      $    (8,248)       $ 439,510,078
                                                 =============     =============      ===========        =============
Shares outstanding ............................     15,007,828        20,506,680        1,955,085(a)        37,469,593
                                                 =============     =============      ===========        =============
Net asset value, offering and
  redemption price per share ..................  $       11.73     $       12.85      $        --        $       11.73
                                                 =============     =============      ===========        =============

-------------
(a)        Reflects new shares issued, net of retired shares of the Portfolio.
(b) Reflects adjustment for deferred organizational costs that will not be carried over in merger.

                        See Notes to Financial Statements

               PRO FORMA EQ BERNSTEIN DIVERSIFIED VALUE FINANCIALS
                     (UNAUDITED -- AS OF DECEMBER 31, 2000)


                                                                                                     PRO FORMA
                                             EQ/BERNSTEIN        T ROWE                             EQ/BERNSTEIN
                                             DIVERSIFIED         EQUITY            PRO FORMA        DIVERSIFIED
                                                VALUE            INCOME           ADJUSTMENTS          VALUE
                                          ----------------- ---------------- -------------------- ---------------
STATEMENT OF OPERATIONS
INVESTMENT INCOME:
Income:
  Dividends .............................   $   2,405,147     $  6,426,599      $        --        $  8,831,746
  Interest ..............................         437,056          625,259               --           1,062,315
  Securities lending-net ................          19,771           22,687               --              42,458
                                            -------------     ------------      -----------        ------------
   Total income .........................       2,861,974        7,074,545               --           9,936,519
                                            -------------     ------------      -----------        ------------
Expenses:
  Management Fee ........................         847,079        1,459,830          114,668 (a)       2,627,323
  Recoupment Fees .......................          83,800           25,486         (109,286)(a)               0
  12b-1 .................................         384,944          613,574                              998,518
  Administration Fee ....................          87,013           95,373          (32,386)(b)         150,000
  Professional Fees .....................           7,698           14,165           (5,863)(b)          16,000
  Custody Fee ...........................          17,213           35,696          (17,909)(b)          35,000
  Trustees Fees .........................           1,279            2,680             (459)(b)           3,500
  Amortization of Org Costs .............           6,302               --           (6,302)(c)           6,302
  Miscellaneous .........................              --           19,793           (7,793)(b)          12,000
  Shareholder Reporting Fee .............          27,636           52,287          (14,923)(b)          65,000
                                            -------------     ------------      -----------        ------------
  Gross expenses ........................       1,462,964        2,325,186           80,253           3,913,643
   Reimbursement/(Waiver) of
     Advisor Expense ....................              --          (39,633)          38,262 (a)         (73,709)
                                            -------------     ------------      -----------        ------------
  Net expenses ..........................       1,462,964        2,285,553               --           3,839,934
                                            -------------     ------------      -----------        ------------
NET INVESTMENT INCOME (LOSS) ............       1,399,010        4,788,992               --           6,096,585
                                            -------------     ------------      -----------        ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Realized Gain (Loss) on:
   Securities ...........................      (1,306,096)      12,709,807               --          11,403,711
   Futures contracts ....................              --           (8,937)              --              (8,937)
                                            -------------     ------------      -----------        ------------
  Realized gain (loss)--net .............      (1,306,096)      12,700,870               --          11,394,774
                                            -------------     ------------      -----------        ------------
   Change in Unrealized
     Appreciation (Depreciation) on:
   Securities ...........................      (2,478,811)      11,213,890               --           8,735,079
   Foreign currency translations ........              --              (74)              --                 (74)
                                            -------------     ------------      -----------        ------------
  Unrealized appreciation
   (depreciation)--net ..................      (2,478,811)      11,213,816               --           8,735,005
                                            -------------     ------------      -----------        ------------
REALIZED AND UNREALIZED GAIN
  (LOSS)--NET ...........................      (3,784,907)      23,914,686               --          20,129,779
                                            -------------     ------------      -----------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS .......................   $  (2,385,897)    $ 28,703,678      $        --        $ 26,317,781
                                            =============     ============      ===========        ============
Foreign taxes withheld on dividends .....   $          --     $      4,120      $        --        $      4,120
                                            =============     ============      ===========        ============
Foreign taxes withheld on interest ......   $          --     $         --      $        --        $         --
                                            =============     ============      ===========        ============
From affiliated companies ...............   $          --     $         --      $        --        $         --
                                            =============     ============      ===========        ============

-------------
(a) Reflects adjustment in expenses due to effects of proposed contract rate.
(b) Reflects adjustment in expenses due to elimination of duplicative services.
(c) Reflects adjustment for deferred organizational costs that will not be carried over in merger.


                        See Notes to Financial Statements

FUND: EQ/ BERNSTEIN DIVERSIFIED VALUE (UNAUDITED -- AS OF DECEMBER 31, 2000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PRO FORMA PORTFOLIO OF INVESTMENTS


                                       PRO FORMA
    EQ/BERNSTEIN        T. ROWE      EQ/BERNSTEIN
 DIVERSIFIED VALUE   EQUITY INCOME    DIVERSIFIED
       SHARES            SHARES      VALUE SHARES
------------------- --------------- --------------


                         35,400          35,400
                        125,400         125,400
   24,600                                24,600
   27,300                                27,300
   60,300                                60,300




   49,000                                49,000




   94,600                46,400         141,000


                         17,500          17,500
                         73,700          73,700






   62,584                49,000         111,584
   16,019                                16,019




                                      EQ/BERNSTEIN                           PRO FORMA
                                       DIVERSIFIED                         EQ/BERNSTEIN
                                       VALUE        T. ROWE EQUITY    DIVERSIFIED VALUE
 DESCRIPTION                       MARKET VALUE      MARKET VALUE       MARKET VALUE*
 ------------------------------- ---------------- ------------------ ------------------
 COMMON STOCKS:
 AEROSPACE & DEFENSE
 Honeywell International, Inc.                     $  1,674,862.50    $   1,674,862.50
 Lockheed Martin Corp.                                4,257,330.00        4,257,330.00
 Raytheon Co., Class B            $   764,137.50                            764,137.50
 Textron, Inc                       1,269,450.00                          1,269,450.00
 United Technologies Corp.          4,741,087.50                          4,741,087.50
                                  --------------   ---------------    ----------------
                                    6,774,675.00      5,932,192.50       12,706,867.50
                                  --------------   ---------------    ----------------
 APPAREL RETAIL
 The GAP, Inc.                      1,249,500.00                          1,249,500.00
                                  --------------   ---------------    ----------------
                                    1,249,500.00                --        1,249,500.00
                                  --------------   ---------------    ----------------
 APPLICATION SOFTWARE
 Microsoft Corp.                    4,115,100.00      2,018,400.00        6,133,500.00
                                  --------------   ---------------    ----------------
                                    4,115,100.00      2,018,400.00        6,133,500.00
                                  --------------   ---------------    ----------------
 AUTO COMPONENTS
 Dana Corp.                                             267,968.75          267,968.75
 Genuine Parts Co.                                    1,930,018.75        1,930,018.75
                                  --------------   ---------------    ----------------
                                              --      2,197,987.50        2,197,987.50
                                  --------------   ---------------    ----------------
 AUTOMOBILES
 Ford Motor Co.                     1,466,812.50      1,148,437.50        2,615,250.00
 General Motors Corp.                 815,967.81                            815,967.81
                                  --------------   ---------------    ----------------
                                    2,282,780.31      1,148,437.50        3,431,217.81
                                     --------------   ---------------    ----------------

--------
* There will not be any accounting adjustments in the Pro Forma Portfolio of Investments.

                        See Notes to Financial Statements

                                       PRO FORMA
    EQ/BERNSTEIN        T. ROWE      EQ/BERNSTEIN
 DIVERSIFIED VALUE   EQUITY INCOME    DIVERSIFIED
       SHARES            SHARES      VALUE SHARES
------------------- --------------- --------------

58,684                   38,000          96,684
                         93,850          93,850
94,400                                   94,400
                         51,300          51,300
66,000                  106,806         172,806
                         42,750          42,750
                         50,400          50,400
20,600                                   20,600
91,800                   57,000         148,800




68,300                                   68,300
                         38,100          38,100
61,600                                   61,600




34,100                                   34,100
                         66,300          66,300
                         51,900          51,900



15,200                   79,500          94,700
                         54,700          54,700
                         99,400          99,400
24,700                                   24,700



                                     EQ/BERNSTEIN                            PRO FORMA
                                      DIVERSIFIED                          EQ/BERNSTEIN
                                         VALUE         T. ROWE EQUITY    DIVERSIFIED VALUE
DESCRIPTION                          MARKET VALUE       MARKET VALUE       MARKET VALUE*
--------------------------------- ------------------ ------------------ ------------------
BANKS
Bank of America Corp.              $  2,692,128.50    $  1,743,250.00    $  4,435,378.50
Bank One Corp.                                           3,437,256.25       3,437,256.25
Chase Manhattan Corp.                 4,289,300.00                          4,289,300.00
Firstar Corp.                                            1,192,725.00       1,192,725.00
FleetBoston Financial Corp.           2,479,125.00       4,011,900.38       6,491,025.38
Mercantile Bankshares Corp.                              1,846,265.63       1,846,265.63
National City Corp.                                      1,449,000.00       1,449,000.00
PNC Financial Services Group          1,505,087.50                          1,505,087.50
Wells Fargo Co.                       5,112,112.50       3,174,187.50       8,286,300.00
                                   ---------------    ---------------    ---------------
                                     16,077,753.50      16,854,584.75      32,932,338.25
                                   ---------------    ---------------    ---------------
BEVERAGES
Anheuser-Busch Cos., Inc.             3,107,650.00                          3,107,650.00
Brown-Forman Corp., Class B                              2,533,650.00       2,533,650.00
PepsiCo, Inc.                         3,053,050.00                          3,053,050.00
                                   ---------------    ---------------    ---------------
                                      6,160,700.00       2,533,650.00       8,694,350.00
                                   ---------------    ---------------    ---------------
BUILDING PRODUCTS
Lowe's Cos., Inc.                     1,517,450.00                          1,517,450.00
Stanley Works                                            2,067,731.25       2,067,731.25
                                   ---------------    ---------------    ---------------
                                      1,517,450.00       2,067,731.25       3,585,181.25
                                   ---------------    ---------------    ---------------
CHEMICALS
Dow Chemical Co.                                         1,900,837.50       1,900,837.50
Du Pont (E.I.) de Nemours & Co.         734,350.00       3,840,843.75       4,575,193.75
Great Lakes Chemical Corp.                               2,034,156.25       2,034,156.25
Hercules, Inc.                                           1,894,812.50       1,894,812.50
PPG Industries, Inc.                  1,143,918.75                          1,143,918.75
                                   ---------------    ---------------    ---------------
                                      1,878,268.75       9,670,650.00      11,548,918.75
                                   ---------------    ---------------    ---------------

--------
* There will not be any accounting adjustments in the Pro Forma Portfolio of Investments.

                        See Notes to Financial Statements

                                       PRO FORMA
    EQ/BERNSTEIN        T. ROWE      EQ/BERNSTEIN
 DIVERSIFIED VALUE   EQUITY INCOME    DIVERSIFIED
       SHARES            SHARES      VALUE SHARES
------------------- --------------- --------------

63,200                                   63,200
                        107,200         107,200
                        122,034         122,034




205,300                  54,400         259,700
                         62,800          62,800
39,200                                   39,200
                         25,200          25,200





34,700                                   34,700
                         68,250          68,250
                         44,700          44,700



146,033                  72,133         218,166
                         35,750          35,750
31,000                   49,600          80,600
                         33,300          33,300
48,800                                   48,800
                         22,200          22,200

49,600                  135,700         185,300



                                            EQ/BERNSTEIN                            PRO FORMA
                                             DIVERSIFIED                          EQ/BERNSTEIN
                                                VALUE         T. ROWE EQUITY    DIVERSIFIED VALUE
 DESCRIPTION                                MARKET VALUE       MARKET VALUE       MARKET VALUE*
 --------------------------------------- ------------------ ------------------ ------------------
 COMMERCIAL SERVICES & SUPPLIES
 First Data Corp.                         $  3,329,850.00                       $  3,329,850.00
 Pall Corp.                                                  $  2,284,700.00       2,284,700.00
 Waste Management, Inc.                                         3,386,443.50       3,386,443.50
                                          ---------------    ---------------    ---------------
                                             3,329,850.00       5,671,143.50       9,000,993.50
                                          ---------------    ---------------    ---------------
 COMPUTER HARDWARE
 Compaq Computer Corp.                       3,089,765.00         818,720.00       3,908,485.00
 Hewlett Packard Co.                                            1,982,125.00       1,982,125.00
 International Business Machines Corp.       3,332,000.00                          3,332,000.00
                                          ---------------    ---------------    ---------------
                                             6,421,765.00       2,800,845.00       9,222,610.00
                                          ---------------    ---------------    ---------------
 CONSTRUCTION METERIALS
 Armstrong Holdings, Inc.                                          51,975.00          51,975.00
                                          ---------------    ---------------    ---------------
                                                       --          51,975.00          51,975.00
                                          ---------------    ---------------    ---------------
 DEPARTMENT STORES
 Federated Department Stores, Inc.           1,214,500.00                          1,214,500.00
 May Department Stores Co.                                      2,235,187.50       2,235,187.50
 Penny (J.C.), Inc.                                               486,112.50         486,112.50
                                          ---------------    ---------------    ---------------
                                             1,214,500.00       2,721,300.00       3,935,800.00
                                          ---------------    ---------------    ---------------
 DIVERSIFIED FINANCIALS
 Citigroup, Inc.                             7,456,810.06       3,683,291.31      11,140,101.38
 Dun & Bradstreet Corp                                            925,031.25         925,031.25
 Fannie Mae                                  2,689,250.00       4,302,800.00       6,992,050.00
 H&R Block, Inc.                                                1,377,787.50       1,377,787.50
 Hartford Financial Services
 Group, Inc.                                 3,446,500.00                          3,446,500.00
 J.P. Morgan & Co., Inc.                                        3,674,100.00       3,674,100.00
 Mellon Financial Corp.                      2,439,700.00       6,674,743.75       9,114,443.75

--------
* There will not be any accounting adjustments in the Pro Forma Portfolio of Investments.

                        See Notes to Financial Statements

                                       PRO FORMA
    EQ/BERNSTEIN        T. ROWE      EQ/BERNSTEIN
 DIVERSIFIED VALUE   EQUITY INCOME    DIVERSIFIED
       SHARES            SHARES      VALUE SHARES
------------------- --------------- --------------
                         54,500          54,500
32,400                                   32,400
                         54,900          54,900




75,750                   93,600         169,350
                         49,500          49,500
183,400                  56,300         239,700
24,800                  106,800         131,600

68,500                                   68,500
103,661                  89,581         193,242
                         82,800          82,800
79,700                   81,036         160,736
34,500                                   34,500
                         15,500          15,500




28,600                                   28,600
38,600                                   38,600
                         55,770          55,770
                         61,100          61,100
                         22,600          22,600
                         73,200          73,200



                                      EQ/BERNSTEIN                            PRO FORMA
                                       DIVERSIFIED                          EQ/BERNSTEIN
                                          VALUE         T. ROWE EQUITY    DIVERSIFIED VALUE
DESCRIPTION                           MARKET VALUE       MARKET VALUE       MARKET VALUE*
---------------------------------- ------------------ ------------------ ------------------
Moody's Corp.                                          $  1,399,968.75    $  1,399,968.75
Morgan Stanley Dean Witter & Co.    $  2,567,700.00                          2,567,700.00
                                    ---------------    ---------------    ---------------
                                      18,599,960.06      22,037,722.56      40,637,682.63
                                    ---------------    ---------------    ---------------
DIVERSIFIED TELECOMMUNICATION
SERVICES
Alltel Corp.                                              3,427,818.75       3,427,818.75
AT&T Corp.                             1,311,421.88       1,620,450.00       2,931,871.88
BellSouth Corp.                                           2,026,406.25       2,026,406.25
Lucent Technologies, Inc.              2,475,900.00         760,050.00       3,235,950.00
Motorola, Inc.                           502,200.00       2,162,700.00       2,664,900.00
Qwest Communications
International, Inc.                    2,808,500.00                          2,808,500.00
SBC Communications, Inc.               4,949,812.75       4,277,492.75       9,227,305.50
Sprint Corp. (FON Group)                                  1,681,875.00       1,681,875.00
Verizon Communications, Inc.           3,994,962.50       4,061,929.50       8,056,892.00
Worldcom, Inc.                           483,000.00                            483,000.00
                                    ---------------    ---------------    ---------------
                                      16,525,797.13      20,018,722.25      36,544,519.38
                                    ---------------    ---------------    ---------------
ELECTRIC UTILITIES
Duke Energy Corp.                                         1,321,375.00       1,321,375.00
Entergy Corp.                          1,210,137.50                          1,210,137.50
FPL Group, Inc.                        2,769,550.00                          2,769,550.00
FirstEnergy Corp.                                         1,760,240.63       1,760,240.63
Niagara Mohawk Holdings, Inc.*                            1,019,606.25       1,019,606.25
Reliant Energy, Inc.                                        978,862.50         978,862.50
Southern Co.                                              2,433,900.00       2,433,900.00
                                    ---------------    ---------------    ---------------
                                       3,979,687.50       7,513,984.38      11,493,671.88
                                    ---------------    ---------------    ---------------

--------
* There will not be any accounting adjustments in the Pro Forma Portfolio of Investments.

                        See Notes to Financial Statements

                                       PRO FORMA
    EQ/BERNSTEIN        T. ROWE      EQ/BERNSTEIN
 DIVERSIFIED VALUE   EQUITY INCOME    DIVERSIFIED
       SHARES            SHARES      VALUE SHARES
------------------- --------------- --------------
                         21,000          21,000
                         65,600          65,600
                         80,000          80,000


131,700                  39,000         170,700
19,600                   25,000          44,600
                         58,500          58,500
                         62,800          62,800




39,400                   56,400          95,800
                         62,500          62,500
                         23,200          23,200
                         65,100          65,100
93,900                   68,400         162,300
5,000                                     5,000
                        103,800         103,800
                         37,600          37,600




86,700                   24,800         111,500




93,000                                   93,000



                                       EQ/BERNSTEIN                           PRO FORMA
                                        DIVERSIFIED                         EQ/BERNSTEIN
                                           VALUE         T. ROWE EQUITY   DIVERSIFIED VALUE
DESCRIPTION                            MARKET VALUE       MARKET VALUE      MARKET VALUE*
----------------------------------- ------------------ ----------------- ------------------
ELECTRICAL EQUIPMENT
Cooper Industries, Inc.                                 $    964,687.50   $    964,687.50
Hubbell, Inc., Class B                                     1,738,400.00      1,738,400.00
Rockwell International Corp.                               3,810,000.00      3,810,000.00
                                     ---------------    ---------------   ---------------
                                                  --       6,513,087.50      6,513,087.50
                                     ---------------    ---------------   ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Intel Corp.                          $  3,983,925.00       1,179,750.00      5,163,675.00
Texas Instruments, Inc.                   928,550.00       1,184,375.00      2,112,925.00
                                     ---------------    ---------------   ---------------
                                        4,912,475.00       2,364,125.00      7,276,600.00
                                     ---------------    ---------------   ---------------
FOOD PRODUCTS
Campbell Soup Co.                                          2,025,562.50      2,025,562.50
General Mills, Inc.                                        2,798,525.00      2,798,525.00
H.J. Hinz Co.                           1,869,037.50       2,675,475.00      4,544,512.50
Hershey Foods Corp.                                        4,023,437.50      4,023,437.50
Kellogg Co.                                                  609,000.00        609,000.00
McCormick &Co., Inc. (Non Voting)                          2,347,668.75      2,347,668.75
Philip Morris Cos., Inc.                4,131,600.00       3,009,600.00      7,141,200.00
Quaker Oats Co.                           486,875.00                           486,875.00
UST, Inc.                                                  2,912,887.50      2,912,887.50
                                     ---------------    ---------------   ---------------
                                        6,487,512.50      20,402,156.25     26,889,668.75
                                     ---------------    ---------------   ---------------
FOOD RETAIL
Albertson's, Inc.                                            996,400.00        996,400.00
McDonald's Corp.                        2,947,800.00         843,200.00      3,791,000.00
                                     ---------------    ---------------   ---------------
                                        2,947,800.00       1,839,600.00      4,787,400.00
                                     ---------------    ---------------   ---------------
GENERAL MERCHANDISE STORES
Target Corp.                            2,999,250.00                         2,999,250.00
                                     ---------------    ---------------   ---------------
                                        2,999,250.00                 --      2,999,250.00
                                     ---------------    ---------------   ---------------

--------
* There will not be any accounting adjustments in the Pro Forma Portfolio of Investments.

                        See Notes to Financial Statements

                                       PRO FORMA
    EQ/BERNSTEIN        T. ROWE      EQ/BERNSTEIN
 DIVERSIFIED VALUE   EQUITY INCOME    DIVERSIFIED
       SHARES            SHARES      VALUE SHARES
------------------- --------------- --------------

20,700                                   20,700
                         50,200          50,200
                        153,100         153,100
                         84,097          84,097
                         70,300          70,300









20,400                   35,000          55,400
51,700                                   51,700




68,700                                   68,700
                         43,600          43,600
                         43,900          43,900
                         34,600          34,600
                         41,600          41,600


61,900                                   61,900
                         62,800          62,800
                         28,466          28,466
                        105,900         105,900



                                     EQ/BERNSTEIN                            PRO FORMA
                                      DIVERSIFIED                          EQ/BERNSTEIN
                                         VALUE         T. ROWE EQUITY    DIVERSIFIED VALUE
DESCRIPTION                          MARKET VALUE       MARKET VALUE       MARKET VALUE*
--------------------------------- ------------------ ------------------ ------------------
HEALTH CARE EQUIPMENT & SERVICES
Baxter International, Inc.         $  1,828,068.75                       $  1,828,068.75
Becton,Dickinson & Co.                                $  1,738,175.00       1,738,175.00
                                                      ---------------    ---------------
                                      1,828,068.75       1,738,175.00       3,566,243.75
                                   ---------------    ---------------    ---------------
HOTELS
Hilton Hotels Corp.                                      1,607,550.00       1,607,550.00
Starwood Hotels & Resorts
Worldwide, Inc.                                          2,964,419.25       2,964,419.25
                                   ---------------    ---------------    ---------------
                                                --       4,571,969.25       4,571,969.25
                                   ---------------    ---------------    ---------------
HOUSEHOLD DURABLES
Fortune Brands, Inc.                                     2,109,000.00       2,109,000.00
                                   ---------------    ---------------    ---------------
                                                --       2,109,000.00       2,109,000.00
                                   ---------------    ---------------    ---------------
INDUSTRIAL CONGLOMERATES
Minnesota Mining &
Manufacturing Co.                     2,458,200.00       4,217,500.00       6,675,700.00
Tyco International Ltd.               2,869,350.00                          2,869,350.00
                                   ---------------    ---------------    ---------------
                                      5,327,550.00       4,217,500.00       9,545,050.00
                                   ---------------    ---------------    ---------------
INSURANCE
Allstate Corp.                        2,992,743.75                          2,992,743.75
American General Corp.                                   3,553,400.00       3,553,400.00
Aon Corp.                                                1,503,575.00       1,503,575.00
Chubb Corp.                                              2,992,900.00       2,992,900.00
Lincoln National Corp.                                   1,968,200.00       1,968,200.00
Metlife, Inc.                         2,166,500.00                          2,166,500.00
Safeco Corp.                                             2,064,550.00       2,064,550.00
The St.Paul Cos., Inc.                                   1,546,059.63       1,546,059.63
UnumProvident Corp.                                      2,846,062.50       2,846,062.50
                                   ---------------    ---------------    ---------------
                                      5,159,243.75      16,474,747.13      21,633,990.88
                                   ---------------    ---------------    ---------------

--------
* There will not be any accounting adjustments in the Pro Forma Portfolio of Investments.

                        See Notes to Financial Statements

                                       PRO FORMA
    EQ/BERNSTEIN        T. ROWE      EQ/BERNSTEIN
 DIVERSIFIED VALUE   EQUITY INCOME    DIVERSIFIED
       SHARES            SHARES      VALUE SHARES
------------------- --------------- --------------
                    34,000               34,000
                    99,756               99,756
31,100              45,900               77,000
25,600                                   25,600
44,742                                   44,742
40,122              62,669              102,791
                    55,000               55,000
28,600              64,700               93,300
                    50,000               50,000
                    47,300               47,300
                    90,100               90,100
                    25,000               25,000






15,300                                   15,300
                    19,400               19,400
                    14,900               14,900




53,300                                   53,300
                    25,100               25,100



                               EQ/BERNSTEIN                            PRO FORMA
                                DIVERSIFIED                          EQ/BERNSTEIN
                                   VALUE         T. ROWE EQUITY    DIVERSIFIED VALUE
DESCRIPTION                    MARKET VALUE       MARKET VALUE       MARKET VALUE*
--------------------------- ------------------ ------------------ ------------------
INTEGRATED OIL & GAS
Amerada Hess Corp.                              $  2,484,125.00    $  2,484,125.00
BP Amoco plc (ADR).                                4,775,818.50       4,775,818.50
Chevron Corp.                $  2,626,006.25       3,875,681.25       6,501,687.50
Coastal Corp.                   2,260,800.00                          2,260,800.00
Conoco, Inc., Class B           1,294,721.63                          1,294,721.63
Exxon Mobil Corp.               3,488,106.38       5,448,286.19       8,936,392.56
Royal Dutch Petroleum Co.                          3,330,937.50       3,330,937.50
Texaco, Inc.                    1,776,775.00       4,019,487.50       5,796,262.50
USX-Marathon Group, Inc.                           1,387,500.00       1,387,500.00
                             ---------------    ---------------    ---------------
                               11,446,409.25      25,321,835.94      36,768,245.19
                             ---------------    ---------------    ---------------
IT CONSULTING & SERVICES
Unisys Corp.                                         691,762.50         691,762.50
                             ---------------    ---------------    ---------------
                                          --         691,762.50         691,762.50
                             ---------------    ---------------    ---------------
LEISURE FACILITIES
Walt Disney Co.                                    2,607,268.75       2,607,268.75
                             ---------------    ---------------    ---------------
                                          --       2,607,268.75       2,607,268.75
                             ---------------    ---------------    ---------------
MACHINERY
Black & Decker Corp.                                 981,250.00         981,250.00
Deere & Co.                       700,931.25                            700,931.25
Eaton Corp.                                        1,458,637.50       1,458,637.50
Illinois Tool Works, Inc.                            887,481.25         887,481.25
                             ---------------    ---------------    ---------------
                                  700,931.25       3,327,368.75       4,028,300.00
                             ---------------    ---------------    ---------------
MEDIA
Comcast Corp., Class A          2,225,275.00                          2,225,275.00
Dow Jones & Co., Inc.                              1,421,287.50       1,421,287.50

--------
* There will not be any accounting adjustments in the Pro Forma Portfolio of Investments.


                        See Notes to Financial Statements

                                       PRO FORMA
    EQ/BERNSTEIN        T. ROWE      EQ/BERNSTEIN
 DIVERSIFIED VALUE   EQUITY INCOME    DIVERSIFIED
       SHARES            SHARES      VALUE SHARES
------------------- --------------- --------------
28,600                              28,600
                    50,200          50,200
15,000                              15,000
                    63,800          63,800
                    25,000          25,000


59,500                              59,500




49,200                              49,200
                    24,500          24,500
                    23,900          23,900
                    36,862          36,862
                    74,600          74,600
                    31,200          31,200




42,600                              42,600
20,600                              20,600
                    82,400          82,400



                                       EQ/BERNSTEIN                            PRO FORMA
                                        DIVERSIFIED                          EQ/BERNSTEIN
                                           VALUE         T. ROWE EQUITY    DIVERSIFIED VALUE
DESCRIPTION                            MARKET VALUE       MARKET VALUE       MARKET VALUE*
----------------------------------- ------------------ ------------------ ------------------
Gannett Co., Inc.                    $  1,803,587.50                       $  1,803,587.50
Knight Ridder, Inc.                                     $  2,855,125.00       2,855,125.00
New York Times Co., Class A               600,937.50                            600,937.50
R.R. Donnelley & Sons Co.                                  1,722,600.00       1,722,600.00
Reader's Digest Association, Inc.,
Class A (Non-Voting)                                         978,125.00         978,125.00
Time Warner,Inc.                        3,108,280.00                          3,108,280.00
                                     ---------------    ---------------    ---------------
                                        7,738,080.00       6,977,137.50      14,715,217.50
                                     ---------------    ---------------    ---------------
METALS & MINING
Alcoa, Inc.                             1,648,200.00                          1,648,200.00
Newmont Mining Corp.                                         418,031.25         418,031.25
Phelps Dodge Corp.                                         1,333,918.75       1,333,918.75
                                     ---------------    ---------------    ---------------
                                        1,648,200.00       1,751,950.00       3,400,150.00
                                     ---------------    ---------------    ---------------
MULTI-UTILITIES
Exelon Corp.                                               2,588,081.02       2,588,081.02
                                     ---------------    ---------------    ---------------
                                                  --       2,588,081.02       2,588,081.02
                                     ---------------    ---------------    ---------------
OFFICE ELECTRONICS
Xerox Corp.                                                  345,025.00         345,025.00
                                     ---------------    ---------------    ---------------
                                                  --         345,025.00         345,025.00
                                     ---------------    ---------------    ---------------
OIL & GAS EQUIPMENT & SERVICES
Baker Hughes, Inc.                                         1,296,750.00       1,296,750.00
Halliburton Co.                         1,544,250.00                          1,544,250.00
Schlumberger Ltd.                       1,646,712.50                          1,646,712.50
Unocal Corp.                                               3,187,850.00       3,187,850.00
                                     ---------------    ---------------    ---------------
                                        3,190,962.50       4,484,600.00       7,675,562.50
                                     ---------------    ---------------    ---------------

--------
* There will not be any accounting adjustments in the Pro Forma Portfolio of Investments.

                        See Notes to Financial Statements

                                       PRO FORMA
    EQ/BERNSTEIN        T. ROWE      EQ/BERNSTEIN
 DIVERSIFIED VALUE   EQUITY INCOME    DIVERSIFIED
       SHARES            SHARES      VALUE SHARES
------------------- --------------- --------------
                         25,065          25,065


38,200                   94,221         132,421
                         30,200          30,200
                         25,000          25,000
                         90,300          90,300
                         78,900          78,900




41,800                   26,700          68,500
29,100                   40,400          69,500
                         54,900          54,900





73,700                   76,900         150,600
50,300                   18,500          68,800
64,600                                   64,600
                         20,050          20,050
65,700                                   65,700
                         58,500          58,500
                        106,700         106,700
                         81,400          81,400



                                  EQ/BERNSTEIN                           PRO FORMA
                                   DIVERSIFIED                         EQ/BERNSTEIN
                                      VALUE         T. ROWE EQUITY   DIVERSIFIED VALUE
DESCRIPTION                       MARKET VALUE       MARKET VALUE      MARKET VALUE*
------------------------------ ------------------ ----------------- ------------------
PAPER & FOREST PRODUCTS
Georgia-Pacific Corp.                              $    780,148.13   $    780,148.13
International Paper Co.         $  1,559,037.50       3,845,394.56      5,404,432.06
Mead Corp.                                              947,525.00        947,525.00
                                ---------------    ---------------   ---------------
                                   1,559,037.50       5,573,067.69      7,132,105.19
                                ---------------    ---------------   ---------------
PERSONAL PRODUCTS
Clorox Co.                                              887,500.00        887,500.00
Gillette Co.                                          3,262,087.50      3,262,087.50
International Flavors &
Fragrances, Inc.                                      1,602,656.25      1,602,656.25
Kimberly Clark Corp.               2,954,842.00       1,887,423.00      4,842,265.00
Procter & Gamble Co.               2,282,531.25       3,168,875.00      5,451,406.25
                                ---------------    ---------------   ---------------
                                   5,237,373.25      10,808,541.75     16,045,915.00
                                ---------------    ---------------   ---------------
PHARMACEUTICALS
Abbott Laboratories                                   2,659,218.75      2,659,218.75
American Home Products Corp.       4,683,635.00       4,886,995.00      9,570,630.00
Bristol-Myers Squibb Co.           3,719,056.25       1,367,843.75      5,086,900.00
Merck & Co., Inc.                  6,048,175.00                         6,048,175.00
Pharmacia Corp.                                       1,223,050.00      1,223,050.00
Schering-Plough Corp.              3,728,475.00                         3,728,475.00
                                ---------------    ---------------   ---------------
                                  18,179,341.25      10,137,107.50     28,316,448.75
                                ---------------    ---------------   ---------------
PHOTOGRAPHIC PRODUCTS
Eastman Kodak Co.                                     2,303,437.50      2,303,437.50
                                ---------------    ---------------   ---------------
                                             --       2,303,437.50      2,303,437.50
                                ---------------    ---------------   ---------------
RAILROADS
Norfolk Southern Corp.                                1,420,443.75      1,420,443.75
Union Pacific Corp.                                   4,131,050.00      4,131,050.00
                                                   ---------------   ---------------
                                             --       5,551,493.75      5,551,493.75
                                ---------------    ---------------   ---------------

--------
* There will not be any accounting adjustments in the Pro Forma Portfolio of Investments.

                        See Notes to Financial Statements

                                       PRO FORMA
    EQ/BERNSTEIN        T. ROWE      EQ/BERNSTEIN
 DIVERSIFIED VALUE   EQUITY INCOME    DIVERSIFIED
       SHARES            SHARES      VALUE SHARES
------------------- --------------- --------------
                           65,700         65,700
                           76,900         76,900
                          123,100        123,100
                          147,300        147,300
                           30,900         30,900







68,800                                    68,800

                       PRINCIPAL       PRINCIPAL
                        AMOUNT         AMOUNT
                      ----------      ---------
                      $   500,000    $   500,000
                      $   350,000    $   350,000
                        3,250,000      3,250,000
                        1,412,000      1,412,000
                        5,000,000      5,000,000
                        2,000,000      2,000,000
                        5,000,000      5,000,000
                          187,000        187,000



                                           EQ/BERNSTEIN                             PRO FORMA
                                            DIVERSIFIED                           EQ/BERNSTEIN
                                               VALUE          T. ROWE EQUITY    DIVERSIFIED VALUE
DESCRIPTION                                MARKET VALUE        MARKET VALUE       MARKET VALUE*
--------------------------------------- ------------------ ------------------- ------------------
REAL ESTATE
Rouse Co.                                                   $   1,675,350.00    $   1,675,350.00
Simon Property Group, Inc.                                      1,845,600.00        1,845,600.00
                                        ----------------    ----------------    ----------------
                                                      --        3,520,950.00        3,520,950.00
                                        ----------------    ----------------    ----------------
SPECIALTY STORES
Hasbro, Inc.                                                    1,307,937.50        1,307,937.50
Toys-R-Us, Inc.                                                 2,458,068.75        2,458,068.75
                                        ----------------    ----------------    ----------------
                                                      --        3,766,006.25        3,766,006.25
                                        ----------------    ----------------    ----------------
SYSTEMS SOFTWARE
BMC Software, Inc.                                                432,600.00          432,600.00
                                        ----------------    ----------------    ----------------
                                                      --          432,600.00          432,600.00
                                        ----------------    ----------------    ----------------
WIRELESS TELECOMMUNICATION SERVICES
AT&T Wireless Group                     $   1,191,100.00                            1,191,100.00
                                        ----------------    ----------------    ----------------
                                            1,191,100.00                  --        1,191,100.00
                                        ----------------    ----------------    ----------------
TOTAL COMMON STOCKS:
(Cost $412,485,824)                     $ 170,681,122.25    $ 253,657,920.21    $ 424,339,042.47
                                        ----------------    ----------------    ----------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER
Asset Securitization Corp. 1/10/01                                499,175.00          499,175.00
Ciesco L.P. 6.4% 2/8/01                                           347,635.56          347,635.56
Corp. Asset Funding Co. 1/10/01                                 3,244,637.50        3,244,637.50
Countrywide Home Loans 1/2/01                                   1,411,743.10        1,411,743.10
Delaware Corp. Funding 1/16/01                                  4,986,249.00        4,986,249.00
PACCAR, Inc. 1/16/01                                            1,994,566.67        1,994,566.67
Park Avenue Receivables Corp. 1/26/01                           4,977,152.78        4,977,152.78
UBS Finance (Delaware), Inc.                                      186,966.24          186,966.24

--------
* There will not be any accounting adjustments in the Pro Forma Portfolio of Investments.

                       See Notes to Financial Statements

    EQ/BERNSTEIN        T. ROWE         EQ/BERNSTEIN
 DIVERSIFIED VALUE   EQUITY INCOME   DIVERSIFIED VALUE
       SHARES            SHARES       PRO FORMA SHARES
------------------- --------------- -------------------




     1,628,707      389             1,629,096





     5,770,000                      5,770,000



                                                                            PRO FORMA
                                   EQ/BERNSTEIN                           EQ/BERNSTEIN
                                DIVERSIFIED VALUE     T. ROWE EQUITY    DIVERSIFIED VALUE
DESCRIPTION                        MARKET VALUE        MARKET VALUE       MARKET VALUE*
------------------------------ ------------------- ------------------- ------------------
                                              --    $  17,648,125.85   $  17,648,125.85
                                ----------------    ----------------   ----------------
TIME DEPOSITS
Chase Nassau 5.93%, 1/2/01      $   1,628,706.82              389.03       1,629,095.85
                                ----------------    ----------------   ----------------
                                    1,628,706.82              389.03       1,629,095.85
                                ----------------    ----------------   ----------------
U.S. GOVERNMENT
U.S.Treasury Bill 2/22/01           5,721,682.13                           5,721,682.13
                                ----------------    ----------------   ----------------
                                    5,721,682.13                  --       5,721,682.13
                                ----------------    ----------------   ----------------
TOTAL SHORT-TERM
DEBT SECURITIES:                    7,350,388.95       17,648,514.88      24,998,903.83
                                ----------------    ----------------   ----------------
(Amortized Cost $24,998,904)
                                ----------------    ----------------   ----------------
Total Investments:              $ 178,031,511.20    $ 271,306,435.09   $ 449,337,946.30
                                ================    ================   ================
(Cost/Amortized
Cost $437,484,728)

--------
* Non-income producing security

  ADR -- American Depository Receipt












                        See Notes to Financial Statements

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED -- AS OF DECEMBER 31, 2000)


NOTE 1 -- BASIS OF COMBINATION:

     On January 19, 2001 the Board of Trustees approved a proposed Agreement and Plan of Reorganization ("Reorganization"). The Reorganization contemplates the transfer of all assets of the T. Rowe Price Equity Income Portfolio ("Price Portfolio") to the EQ/Bernstein Diversified Value Portfolio ("Bernstein Portfolio") and assumption by the Bernstein Portfolio of all of the liabilities of the Price Portfolio in exchange for Class IA and Class IB shares of the Bernstein Portfolio having an aggregate value equal to the assets and liabilities of the Price Portfolio. The Reorganization provides for the complete liquidation of the Price Portfolio. The Price Portfolio's annual contractual management fee equals 0.60% of average daily net assets. The Bernstein Portfolio's annual contractual management fee rate equals 0.65% of average daily net assets. The Manager has agreed to waive or limit its fees and to assume other expenses of the Price Portfolio and the Bernstein Portfolio so that the total annual operating expenses of each Portfolio are limited to 0.70% and 0.95% of the average daily net assets of Class IA and Class IB shares, respectively. The Reorganization is subject to Price Portfolio shareholder approval. A special meeting of shareholders of the Price Portfolio is expected to be held on April 23, 2001.

     The Reorganization will be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2000. The unaudited pro forma portfolio of investments and statement of assets and liabilities reflect the financial position of the Price and Bernstein Portfolios at December 31, 2000. The unaudited pro forma statement of operations reflects the results of operations of Price Portfolio and Bernstein Portfolio for the year ended December 31, 2000. These statements have been derived from the Portfolios' respective books and records utilized in calculating daily net asset value at the dates indicated above for the Price and Bernstein Portfolios under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Bernstein Portfolio for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Portfolios incorporated by reference in the Statement of Additional Information for the Trust.


NOTE 2 -- SHARES:

     The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of Price Portfolio by Bernstein Portfolio as of December 31, 2000. The number of additional shares issued was calculated by dividing the net asset value of each Class of Price Portfolio by the respective Class net asset value per share of Bernstein Portfolio.


NOTE 3 -- SECURITIES LENDING:

     At December 31, 2000, the cash collateral received by each Portfolio for securities loaned was invested by the Portfolios' custodian in short-term investments, a money market fund and repurchase agreements in which each Portfolio has a pro rata interest equal to the amount of cash collateral contributed. Such securities are not included in the Portfolio of Investments.


NOTE 4 -- UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in the Bernstein Portfolio's shares as if the Reorganization had taken place on December 31, 2000.